EXHIBIT 10.1.4

                SELLER'S PURCHASE, WARRANTIES AND SERVICING
                  AGREEMENT, DATED AS OF FEBRUARY 1, 2002,
         BETWEEN GOLDMAN SACHS MORTGAGE COMPANY AND BANK ONE, N.A.








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                       GOLDMAN SACHS MORTGAGE COMPANY
                                 Purchaser,



                              BANK ONE, N.A.,

                                   Seller

                                    and

                               BANK ONE, N.A.

                                  Servicer




           SELLER'S PURCHASE, WARRANTIES AND SERVICING AGREEMENT
                        Dated as of February 1, 2002






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                                                       TABLE OF CONTENTS
                                                                                                                Page
                                                                                                                ----
ARTICLE I             DEFINITIONS.................................................................................2

   Section 1.01       Defined Terms...............................................................................2

ARTICLE II            SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF MORTGAGE FILES; BOOKS
                      AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF MORTGAGE LOAN DOCUMENTS......................15

   Section 2.01       Agreement to Purchase......................................................................15
   Section 2.02       Purchase Price.............................................................................15
   Section 2.03       Servicing of Mortgage Loans................................................................15
   Section 2.04       Record Title and Possession of Mortgage Files; Maintenance of Servicing Files..............16
   Section 2.05       Books and Records..........................................................................16
   Section 2.06       Transfer of Mortgage Loans.................................................................17
   Section 2.07       Delivery of Mortgage Loan Documents........................................................17
   Section 2.08       Quality Control Procedures.................................................................19
   Section 2.09       Closing....................................................................................20

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SERVICER; REPURCHASE;
                      REVIEW OF MORTGAGE LOANS...................................................................21

   Section 3.01       Examination of Mortgage Files..............................................................21
   Section 3.02       Representations and Warranties of the Seller and the Servicer..............................21
   Section 3.03       Representations and Warranties as to Individual Mortgage Loans.............................24
   Section 3.04       Repurchase.................................................................................33
   Section 3.05       Repurchase of Mortgage Loans with Early Payment Default:...................................35
   Section 3.06       Purchase Price Protection..................................................................35
   Section 3.07       Representations and Warranties of the Purchaser............................................35

ARTICLE IV            ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS.........................................38

   Section 4.01       The Servicer to Act as Servicer............................................................38
   Section 4.02       Collection of Mortgage Loan Payments.......................................................39
   Section 4.03       Realization Upon Defaulted Mortgage Loans..................................................39
   Section 4.04       Establishment of Custodial Accounts; Deposits in Custodial Accounts........................41
   Section 4.05       Permitted Withdrawals From the Custodial Account...........................................42
   Section 4.06       Establishment of Escrow Accounts; Deposits in Accounts.....................................44
   Section 4.07       Permitted Withdrawals From the Escrow Account..............................................45
   Section 4.08       Payment of Taxes, Insurance and Charges; Maintenance of Primary Mortgage Insurance;
                         Collections Thereunder..................................................................45
   Section 4.09       Transfer of Accounts.......................................................................46
   Section 4.10       Maintenance of Hazard Insurance............................................................46
   Section 4.11       Maintenance of Mortgage Impairment Insurance Policy........................................48
   Section 4.12       Maintenance of Fidelity Bond and Errors and Omissions Insurance............................48
   Section 4.13       Inspections................................................................................49
   Section 4.14       Restoration of Mortgaged Property..........................................................49
   Section 4.15       Claims.....................................................................................50
   Section 4.16       Title, Management and Disposition of REO Property..........................................50
   Section 4.17       Real Estate Owned Reports..................................................................51
   Section 4.18       Liquidation Reports........................................................................52
   Section 4.19       Reports of Foreclosures and Abandonments of Mortgaged Property.............................52
   Section 4.20       Notification of Maturity Date..............................................................52

ARTICLE V             PAYMENTS TO THE PURCHASER..................................................................53

   Section 5.01       Distributions..............................................................................53
   Section 5.02       Statements to the Purchaser................................................................53
   Section 5.03       Monthly Advances by the Servicer...........................................................54
   Section 5.04       Liquidation Reports........................................................................55

ARTICLE VI            GENERAL SERVICING PROCEDURES...............................................................56

   Section 6.01       Assumption Agreements......................................................................56
   Section 6.02       Satisfaction of Mortgages and Release of Mortgage Files....................................57
   Section 6.03       Servicing Compensation.....................................................................58
   Section 6.04       Annual Statement as to Compliance..........................................................58
   Section 6.05       Annual Independent Certified Public Accountants' Servicing Report..........................58
   Section 6.06       Purchaser's Right to Examine Servicer Records..............................................59
   Section 6.07       Compliance with REMIC Provisions...........................................................59
   Section 6.08       Servicer Shall Provide Information as Reasonably Required..................................59

ARTICLE VII           SERVICER TO COOPERATE......................................................................61

   Section 7.01       Provision of Information...................................................................61
   Section 7.02       Financial Statements; Servicing Facility...................................................61

ARTICLE VIII          THE SELLER AND THE SERVICER................................................................62

   Section 8.01       Indemnification; Third Party Claims........................................................62
   Section 8.02       Merger or Consolidation of the Seller or the Servicer......................................62
   Section 8.03       Limitation on Liability of the Seller and Others...........................................63
   Section 8.04       Servicer Not to Resign.....................................................................63
   Section 8.05       No Transfer of Servicing...................................................................64

ARTICLE IX            DEFAULT....................................................................................65

   Section 9.01       Events of Default..........................................................................65
   Section 9.02       Waiver of Defaults.........................................................................67

ARTICLE X             TERMINATION................................................................................68

   Section 10.01      Termination................................................................................68
   Section 10.02      Termination Without Cause..................................................................68

ARTICLE XI            RECONSTITUTION OF MORTGAGE LOANS...........................................................69

   Section 11.01      Reconstitution of Mortgage Loans...........................................................69

ARTICLE XII           MISCELLANEOUS PROVISIONS...................................................................72

   Section 12.01      Successor to the Servicer..................................................................72
   Section 12.02      Amendment..................................................................................73
   Section 12.03      Governing Law..............................................................................73
   Section 12.04      Notices....................................................................................73
   Section 12.05      Severability of Provisions.................................................................74
   Section 12.06      Duration of Agreement......................................................................74
   Section 12.07      Exhibits...................................................................................75
   Section 12.08      General Interpretive Principles............................................................75
   Section 12.09      Reproduction of Documents..................................................................75
   Section 12.10      Confidentiality of Information.............................................................76
   Section 12.11      Recordation of Assignments of Mortgage.....................................................76
   Section 12.12      Assignment by Purchaser, Seller and Servicer...............................................76
   Section 12.13      No Partnership.............................................................................77
   Section 12.14      Execution; Successors and Assigns..........................................................77
   Section 12.15      Entire Agreement...........................................................................77
   Section 12.16      No Solicitation............................................................................77

                              EXHIBITS
                              --------

         A-1           Contents of Mortgage File
         A-2           Contents of Servicing File
         B             Form of Custodial Account Letter Agreement
         C             Form of Escrow Account Letter Agreement
         D             Form of Assignment, Assumption and Recognition Agreement
         E             Form of Monthly Servicing Report
         F             Mortgage Loan Schedule
         G             Request for Release of Documents and Receipt
         H             Form of Bring Down Letter
         I             Form of Opinion of Counsel to Seller
         J             Form of Custodial Agreement








            This is a Seller's Purchase, Warranties and Servicing
Agreement, dated as of February 1, 2002 and is executed between GOLDMAN SACHS MORTGAGE COMPANY, as purchaser (the "Purchaser"), BANK ONE, N.A., as seller ( the "Seller") and as servicer (the "Servicer").

                           W I T N E S S E T H :
                            - - - - - - - - - -

            WHEREAS, the Purchaser has heretofore agreed to purchase from the Seller and the Seller has heretofore agreed to sell to the Purchaser certain one to four family, first lien adjustable rate Mortgage Loans, servicing rights retained, which have an aggregate outstanding principal balance as of the close of business on the Cut-Off Date, after deduction of payments due on or before such date (whether or not received) of approximately $92.4 million pursuant to the terms of a letter agreement by and between the Seller and the Purchaser (the "Purchase Price and Terms Letter").

            WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first priority lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit F. The Mortgage Loans as described herein shall be delivered in groups of whole loans (each, a "Mortgage Loan Package") on various dates as provided herein (each, a "Closing Date"); and

            WHEREAS, the Purchaser, the Seller and the Servicer wish to prescribe the representations and warranties of the Seller with respect to itself and the Mortgage Loans and the management, servicing and control of the Mortgage Loans;

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser, the Seller and the Servicer agree as follows:


                                 ARTICLE I

                                DEFINITIONS


            Section 1.01   Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates.

            Adjustable Rate Mortgage Loan: An adjustable rate mortgage loan purchased pursuant to this Agreement.

            Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgage Note.

            Agreement: This Seller's Purchase, Warranties and Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

            ALTA: The American Land Title Association or any successor thereto.

            Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the underwriting requirements of the originator, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of the refinancing by an appraiser who met the underwriting requirements of the originator.

            Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale or other transfer of the Mortgage.

            BIF: The Bank Insurance Fund, or any successor thereto.

            Business Day: Any day other than (i) a Saturday or a Sunday, or
(ii) a legal holiday in the State of New York, or (iii) a day on which banks or savings and loan associations in the State of New York are authorized or obligated by law or executive order to be closed.

            Closing Date: February 20, 2002.

            Closing Documents: The Closing Documents shall consist of fully executed originals of the following documents:

            (i) this Agreement, dated as of the Cut-off Date, in two counterparts;

            (ii) the Custodial Agreement, dated as of the Cut-off Date, in three counterparts, in the form attached as Exhibit J to this Agreement;

            (iii) the Mortgage Loan Schedule, one copy to be attached to each counterpart of this Agreement, and to each counterpart of the Custodial Agreement, as the Mortgage Loan Schedule thereto;

            (iv) a Receipt and Certification, as required under the Custodial Agreement;

            (v) an officer's certificate of the Seller substantially in the form of Exhibit F attached hereto; and

            (vi) an Opinion of Counsel of the Seller, substantially in the form of Exhibit I hereto.

            Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

            Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

            Credit Score: The credit score for each Mortgage Loan shall be the minimum of two credit bureau scores obtained at origination or such other time by the Seller. If two credit bureau scores are obtained, the Credit Score will be the lower score. If three credit bureau scores are obtained, the Credit Score will be the middle of the three. When there is more than one applicant, the lowest of the applicants' Credit Scores will be used. There is only one (1) score for any loan regardless of the number of borrowers and/or applicants. The minimum Credit Score for each Mortgage Loan will be in accordance with the Seller's Underwriting Standards (as defined below).

            Custodial Account: Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

            Cut-off Date: February 1, 2002.

            Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

            Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace, which in all cases is the first day of the month.

            Due Period: With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.

            Eligible Account: An account established and maintained: (a) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by the Servicer so that all funds deposited therein are fully insured, or (b) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account is established pursuant to clause (b) of the preceding sentence, the Servicer shall provide the Purchaser with written notice on the Business Day following the date on which the applicable institution fails to meet the applicable ratings requirements.

            Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency; or (ii) with respect to any Custodial Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies.

            E&O Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 4.12.

            Escrow Account: Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

            Escrow Payments: With respect to any Mortgage Loan, the amounts constituting taxes, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

            Event of Default: Any one of the conditions or circumstances enumerated in Section 9.01.

            Fannie Mae: The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

            Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto, including, but not limited to, future updates thereof.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

            FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

            First Remittance Date: March 18, 2002.

            Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

            Freddie Mac Guides: The Freddie Mac Sellers' Guide and the Freddie Mac Servicers' Guide and all amendments or additions thereto, including, but not limited to, any future updates thereof.

            GAAP: Generally accepted accounting procedures, consistently applied.

            Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

            HUD: The United States Department of Housing and Urban Development or any successor thereto.

            Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

            Insurance Proceeds: Proceeds of any mortgage insurance, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

            Liquidation Proceeds: Cash (other than Insurance Proceeds or Condemnation Proceeds) received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan or the Mortgage Property is sold by the Mortgagor with the Lenders' consent.

            Loan-to-Value Ratio: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination or refinancing, as applicable, to the Appraised Value of the Mortgaged Property.

            Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

            MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

            MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

            MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

            Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

            MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

            Monthly Advance: The payment required to be made by the Servicer with respect to any Remittance Date pursuant to Section 5.03.

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date pursuant to the terms of the related Mortgage Note.

            Mortgage: The mortgage, deed of trust or other instrument and any riders thereto securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first upon a leasehold estate of the Mortgagor.

            Mortgage File: With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-1 and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note.

            Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, any escrow accounts related to the Mortgage Loan, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

            Mortgage Loan Documents: With respect to a Mortgage Loan, the original Mortgage Note with applicable addenda and riders, the original security instrument and the originals of any required addenda and riders, the original Assignment and any original intervening related Assignments, the original title insurance policy, and the related appraisal report.

            Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate less the Servicing Fee Rate .

            Mortgage Loan Schedule: The schedule of Mortgage Loans annexed hereto as Exhibit F, such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

            (1) the Seller's Mortgage Loan identifying number;

            (2) the Mortgagor's name;

            (3) the street address of the Mortgaged Property including the state and zip code;

            (4) a code indicating whether the Mortgaged Property is owner-occupied;

            (5) the type of residential property constituting the Mortgaged Property (including a code indicating whether the Mortgaged Property is a single family residence, two family residence, three family residence, four family residence, condominium, or planned unit development;

            (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

            (7) the Loan-to-Value Ratio at origination and as of the Cut-off Date;

            (8) the Due Date of the Mortgage Loan;

            (9) the Mortgage Interest Rate at origination and as of the Cut-off Date

            (10) the Mortgage Loan Remittance Rate;

            (11) the Servicing Fee Rate;

            (12) the Mortgage Loan origination date;

            (13) the paid through date;

            (14) the stated maturity date of the Mortgage Loan (and, if different, the stated maturity date indicated on the Mortgage Note on its date of origination) and the original term to maturity;

            (15) the amount of the Monthly Payment as of the Cut-off Date;

            (16) the original principal amount of the Mortgage Loan as of the date of origination;

            (17) the Scheduled Principal Balance of the Mortgage Loan as of the Cut-off Date;

            (18) a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

            (19) a code indicating the documentation style (i.e. full, alternative or reduced);

            (20) the number of times during the twelve (12) month period preceding the Closing Date that any Monthly Payment has been received thirty (30) or more days after its Due Date;

            (21) the date on which the first payment is or was due;

            (22) a code indicating whether or not the Mortgage Loan is insured as to payment defaults by a Primary Mortgage Insurance Policy; and, in the case of any Mortgage Loan which is insured as to payment defaults by a Primary Mortgage Insurance Policy, the name of the provider of such Primary Mortgage Insurance Policy;

            (23) a code indicating whether or not the Mortgage Loan is the subject of a Prepayment Penalty as well as the terms of the Prepayment Penalty;

            (24) the Primary Mortgage Insurance Policy certificate number, if applicable;

            (25) the Primary Mortgage Insurance Policy coverage percentage, if applicable;

            (26) a code indicating the Credit Score of the Mortgagor at the time of origination of the Mortgage Loan;

            (27) a code indicating the credit grade and specific loan/underwriting program of each Mortgage Loan as assigned by the Seller pursuant to the Underwriting Standards;

            (28) the loan type (i.e. fixed, adjustable; 3/1, 5/1, 7/1, 10/1, etc.);

            (29) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date and the Adjustment Date frequency;

            (30) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

            (31) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;

            (32) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;

            (33) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

            (34) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the related Cut-off Date;

            (35) with respect to each Adjustable Rate Mortgage Loan, the Index;

            (36) a code indicating whether the Mortgagor or the Mortgaged Property is the subject of a bankruptcy case;

            (37) whether there is a second lien on the Mortgaged Property, and

            (38) if there is a second lien, the combined Loan-to-Value
Ratio, and

            (39) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan.

            With respect to the Mortgage Loans in the aggregate in each Mortgage Loan Package, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date unless otherwise specified:

            (1) the number of Mortgage Loans;

            (2) the current aggregate outstanding principal balance of the Mortgage Loans;

            (3) the weighted average Mortgage Interest Rate of the Mortgage Loans;

            (4) the weighted average original months to maturity of the Mortgage Loans and the weighted average remaining months to maturity of the Mortgage Loans.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            Mortgaged Property: The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple parcel of real estate or a leasehold estate, the term of which is equal to or at least ten
(10) years longer than the term of the related Mortgage Note. With respect to a Co-op Loan, the related Co-op Stock and Co-op Lease securing the indebtedness of the Mortgagor under the related Mortgage Loan.

            Mortgagor: The obligor on a Mortgage Note.

            Nondisqualification Opinion: An opinion of counsel experienced in mortgage loan securitization that a particular action will not cause a REMIC to cease to qualify as such.

            OCC: Office of the Comptroller of the Currency, its successors and assigns.

            Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser.

            OTS: Office of Thrift Supervision.

            Pass-Through Transfer: As defined in Section 11.01(a)(ii).

            Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date, which may be a different amount with respect to the first Adjustment Date.

            Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Prepayment Interest Shortfall: The sum, for each Mortgage Loan as to which there was a full or partial prepayment (including receipt of Condemnation Proceeds, Liquidation Proceeds, or Insurance Proceeds) during a Prepayment Period, of the difference between the interest that would have accrued on such Mortgage Loan for the Due Period in which the prepayment occurs if no such prepayment had occurred, and the interest that actually accrues on such Mortgage Loan during such Due Period.

            Prepayment Penalty: With respect to each Mortgage Loan, the penalty if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

            Prepayment Period: With respect to each Remittance Date, the period commencing on the first day of the month preceding the month in which such Remittance Date occurs, and ending on the last day of such month.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage insurance represented to be in effect pursuant to Section 3.02(cc), or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

            Prime Rate: The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

            Principal Balance: As to each Mortgage Loan, (i) the actual outstanding principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts attributable to principal collected from or on behalf of the Mortgagor, including the principal portion of Liquidation Proceeds, Condemnation Proceeds, and Insurance Proceeds.

            Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Purchase Price: As defined in Section 2.02.

            Purchase Price and Terms Letter: As defined in the Recitals to this Agreement which may also be a form of trade execution notice.

            Purchaser: Goldman Sachs Mortgage Company, or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

            Qualified Appraiser: With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

            Qualification Defect: With respect to a Mortgage Loan, (a) a defective document in the Mortgage File, (b) the absence of a document in the Mortgage File, or (c) the breach of any representation, warranty or covenant with respect to the Mortgage Loan made by the Seller, but, in each case, only if the affected Mortgage Loan would cease to qualify as a "qualified mortgage" for purposes of the REMIC Provisions.

            Qualified Depository: A federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Servicer) at the time any deposits are held on deposit therein.

            Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae and Freddie Mac.

            Rating Agencies: Moody's Investors Services, Inc., Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., Fitch, Inc., or any other nationally recognized statistical credit rating agency rating any security issued in connection with any Pass-Through Transfer.

            Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement shall be reconstituted as part of a Pass-Through Transfer or Whole Loan Transfer pursuant to Section 11.01 hereof. The Reconstitution Date shall be such date the Purchaser shall designate in writing to the Seller.

            Refinanced Mortgage Loan: A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

            Remittance Date: The 18th day of each month, beginning with the First Remittance Date, or if such day is not a Business Day, the first Business Day thereafter.

            REO Disposition: The final sale by the Servicer of any REO
Property.

            REO Disposition Proceeds: Amounts received by the Servicer in connection with an REO Disposition, net of associated expenses.

            REO Property: A Mortgaged Property acquired by or on behalf of the Purchaser in full or partial satisfaction of the related Mortgage as described in Section 4.16.

            Repurchase Price: Unless agreed otherwise by the Purchaser and the Seller (including in the Purchase Price and Terms Letter) a price equal to (i) the greater of (A) the product of the percentage of par stated in the related Purchase Price and Terms Letter and the outstanding principal balance of the Mortgage Loan and (B) and the Principal Balance of the Mortgage Loan, plus (ii) interest on such Principal Balance at the related Mortgage Interest Rate from the last date through which interest was last paid and distributed to the Purchaser to the date of repurchase, plus,
(iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased; less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

            SAIF: The Savings Association Insurance Fund, or any successor thereto.

            Scheduled Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously collected by the Servicer hereunder or advanced and distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances made in lieu thereof.

            Seller: Bank One, N.A., a national banking association, its successors and assigns.

            Seller's Officer's Certificate: A certificate signed by the Chairman of the Board, President, any Vice President or Treasurer of Seller stating the date by which Seller expects to receive any missing documents sent for recording from the applicable recording office.

            Servicer: Bank One, N.A., a national banking asociation, its successors and assigns.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, (other than the ordinary expenses of servicing non-defaulted Mortgage Loans) including, but not limited to, the cost of
(a) the preservation, restoration and protection of a Mortgaged Property,
(b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Seller hereunder), (c) the management and liquidation of any REO Property, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Servicer, with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under Section 4.08. Servicing Advances do not include the cost of processing any requests for loan modifications by a Mortgagor, which shall be paid by such Mortgagor.

            Servicing Fee: As to each Mortgage Loan, the fee the Purchaser shall pay to the Servicer for servicing the Mortgage Loans in accordance with the terms of this Agreement, which shall, with respect to each Mortgage Loan, for a period of one full or partial month, be equal to one twelfth of the product of (a) the Servicing Fee Rate and (b) the Scheduled Principal Balance of such Mortgage Loan as of the first day of the month for which such fee is being calculated. Such fee shall be payable monthly, computed on the basis of the same principal amount and same period for which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.05.

            Servicing Fee Rate: 0.25% per annum with respect to all 7/1 and 10/1 adjustable rate mortgages and 0.375% per annum with respect to all 3/1 and 5/1 adjustable rate mortgages.

            Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of imaged copies of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Purchaser upon request, as such list may from time to time be amended.

            Underwriting Standards: As to each Mortgage Loan, the Seller's written underwriting guidelines in effect as of the origination date of the Mortgage Loan(s).

            Whole Loan Transfer: As defined in Section 11.01(a)(i).


                                ARTICLE II

                        SERVICING OF MORTGAGE LOANS;
               RECORD TITLE AND POSSESSION OF MORTGAGE FILES;
                  BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
                    DELIVERY OF MORTGAGE LOAN DOCUMENTS


            Section 2.01   Agreement to Purchase.

            The Seller, simultaneously with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal accrued on or received by the Seller on or with respect to the related Mortgage Loans after the Cut-off Date (and including Monthly Payments due after the Cut-off Date but received by the Seller on or before the Cut-off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

            Section 2.02   Purchase Price.

            The Purchase Price for each type of Mortgage Loan shall equal the sum of (a) the percentage of par as stated in the related Purchase Price and Terms Letter (subject to adjustment as provided therein), multiplied by the aggregate Scheduled Principal Balance of each type of Mortgage Loan listed on the related Mortgage Loan Schedule plus (b) accrued interest on such Mortgage Loans from the Cut-off Date to but not including the Closing Date (collectively, the "Purchase Price").

            The Purchase Price shall be paid on the Closing Date by wire transfer of immediately available funds.

            With respect to each Mortgage Loan, the Purchaser shall be entitled to (1) all Scheduled Payments due after the Cut-Off Date, (2) all other recoveries of principal collected on or after the Cut-off Date (provided, however, that the principal portion of all Monthly Payments due on or before the Cut-off Date and collected by the Servicer or any successor servicer after the Cut-off Date shall belong to the Seller). The Scheduled Principal Balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected, together with any unscheduled Principal Prepayments collected prior to the Cut-off Date; provided, however, that Monthly Payments for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such Monthly Payments shall be the property of the Purchaser. The Seller shall deposit any such Monthly Payments into the Custodial Account.

            Section 2.03   Servicing of Mortgage Loans.

            On the Closing Date, the Mortgage Loans will be sold by the Seller to the Purchaser on a servicing retained basis.

            Simultaneously with the execution and delivery of this Agreement, the Servicer hereby agrees to service the Mortgage Loans listed on the Mortgage Loan Schedule in accordance with Accepted Servicing Practices and this Agreement.

            Section 2.04 Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

            As of the Closing Date, the Seller will have sold, transferred, assigned, set over and conveyed to the Purchaser, without recourse, and the Seller hereby acknowledges that the Purchaser will have, all the right, title and interest of the Seller in and to the Mortgage Loans. In accordance with Section 2.07, the Seller shall deliver at its own expense, the Mortgage Files for the related Mortgage Loans to Purchaser or its designee. The Seller shall retain the related Servicing Files for the related Mortgage Loans, solely to facilitate its servicing of the Mortgage Loans. The possession of each Servicing File by the Servicer is at the will of the Purchaser, for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. From the Closing Date, the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents relating to the Mortgage Loans prepared by or which come into the possession of the Seller or Servicer shall be received and held by the Seller or Servicer in trust for the benefit of the Purchaser as the owner of the Mortgage Loans. The Servicer shall release its custody of the contents of the Servicing Files only in accordance with written instructions of the Purchaser, except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan or Loans with respect thereto pursuant to this Agreement, such written instructions shall not be required.

            In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at its own expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the Purchaser of such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Servicer to, and the Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

            Section 2.05   Books and Records

            The sale of each Mortgage Loan will be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller. The Servicer shall maintain a complete set of books and records for the Mortgage Loans sold by it which shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser. In particular, the Servicer shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Seller and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guides.

            In addition to the foregoing, the Servicer shall provide to any supervisory agents or examiners that regulate the Purchaser, including but not limited to, the OTS, the FDIC and other similar entities, access, during normal business hours, upon reasonable advance notice to the Servicer and without charge to the Servicer or such supervisory agents or examiners, to any documentation regarding the Mortgage Loans that may be required by any applicable regulator.

            Section 2.06   Transfer of Mortgage Loans.

            The Servicer shall keep at its office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms of
Section 12.12. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a properly executed Assignment, Assumption and Recognition Agreement in the form of Exhibit D with respect to such Mortgage Loan has been delivered to the Seller and Servicer. Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Purchaser shall be released from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

            Section 2.07   Delivery of Mortgage Loan Documents.

            The Seller shall deliver and release to the Purchaser or its designee the Mortgage Loan Documents no later than four (4) Business Days prior to the Closing Date pursuant to a bailee letter agreement. If the Seller cannot deliver the original recorded Mortgage Loan Documents on the Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 120 days from the Closing Date, deliver such original recorded documents to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 120 days of the Closing Date solely because such documents shall not have been returned by the appropriate recording office, Seller shall deliver such document to Purchaser, or its designee, within such time period as specified in a Seller's Officer's Certificate. The Seller's Officer's Certificate shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation. The Seller will be required to deliver the document to the Custodian within the period of time specified pursuant to (iii) above. An extension of the period of time specified in (iii) above may be requested from the Purchaser, which consent shall not be unreasonably withheld or delayed.

            In the event that documents have not been received by the date specified in the Seller's Officer's Certificate, a subsequent Seller's Officer's Certificate shall be delivered by such date specified in the prior Seller's Officer's Certificate, stating a revised date for receipt of documentation. The procedure shall be repeated until the documents have been received and delivered. The Seller shall use its best efforts to effect delivery of all delayed recorded documents within 180 days of the Closing Date.

            In addition to the foregoing, if the Seller, the Servicer, the Purchaser or the Custodian finds any document or documents constituting a part of a Mortgage File pertaining to a Mortgage Loan to be defective (or missing) in any material respect, and such defect or missing document materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, the party discovering such defect shall promptly so notify the Seller. The Seller shall have a period of 90 days after receipt of such written notice within which to correct or cure any such defect.

            If the originals or certified copies required in this Section
2.07 are not delivered as required within 90 days following the Closing Date or as otherwise extended as set forth above, the related Mortgage Loan shall, upon request of the Purchaser, be repurchased by the Seller in accordance with Section 3.04 hereof; provided, however, that the foregoing repurchase obligation shall not apply in the event the Seller cannot deliver such items due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall deliver instead a recording receipt of such recording office or, if such recording receipt is not available, an Officer's Certificate from the Seller confirming that such documents have been accepted for recording. Any such document shall be delivered to the Purchaser or its designee promptly upon receipt thereof from the related recording office. Notwithstanding the foregoing, if a defect constitutes a Qualification Defect, any repurchase must take place within 75 days of the date such defect is discovered.

            Notwithstanding the foregoing, with respect to a Mortgage Loan, if, at the end of such 90-day period, the Seller delivers an Officer's Certificate to the Purchaser certifying that the Seller is using good faith efforts to correct or cure such defect and identifying progress made, then the Purchaser shall grant the Seller an extension to correct or cure such defect. The extension shall not extend beyond (1) the date that is 75 days after the date the defect is discovered, or, (2) if the defect is not a Qualification Defect (as evidenced by an Opinion of Counsel), the date that is 30 days beyond the original 90-day cure period. If the defect is not a Qualification Defect, additional 30-day extensions may be obtained pursuant to the same procedure, as long as the Seller demonstrates continued progress toward a correction or cure; provided that no extension shall be granted beyond 180 days from the date on which the Seller received the original notice of the defect.

            Pursuant to Section 12.11, for any Mortgage Loans which is not a MERS Mortgage Loan, the Seller shall be responsible for preparing an assignment in blank, in recordable form with respect to each such Mortgage Loan. The Seller shall pay all initial recording fees, for the Assignments of Mortgage and any other fees in connection with the transfer of the Mortgage Loan Documents to the Purchaser or its designee.

            No later than five (5) days prior to the related Closing Date, the Seller shall provide a copy of the commitment for title insurance to the Purchaser or its designee.

            Any review by the Purchaser or its designee of the Mortgage Files shall in no way alter or reduce the Seller's obligations hereunder.

            If the Purchaser or its designee discovers any defect with respect to any document constituting part of a Mortgage File, the Purchaser shall, or shall cause its designee to, give written specification of such defect to the Seller and the Seller shall cure or repurchase such Mortgage Loan in accordance with Section 3.04.

            The Servicer shall forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution except that in the case of any document submitted for recordation a certified copy shall be delivered to the Custodian within 10 days of execution, and an original or or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within five (5) days of its return from the appropriate public recording office, but in all cases within 60 days, subject to the extension procedures set forth above.

            The failure of the Purchaser to notify the Seller of any defective or missing document in a Mortgage File within such 90-day period, or the failure of the Purchaser to require the Seller to cure or repurchase the related Mortgage Loan upon expiration of such 90-day period, shall not constitute a waiver of its rights hereunder, including the rights with respect to a Mortgage Loan, to require the Seller to repurchase the affected Mortgage Loan and the right to indemnification pursuant to Section
8.01 hereof.

            To the extent that the Custodian certifies any document as being delivered to it pursuant to the Custodial Agreement in a non-defective state and such document subsequently becomes missing or defective, the Seller shall not be obligated to repurchase the related Mortgage Loan by reason of such missing or defective document, to redeliver such document to the Custodian or to correct any such defect.

            The Seller covenants that with respect to each Mortgage Loan, it shall maintain in its possession, available for Purchaser's inspection, and shall deliver to Purchaser on demand, to the extent available, evidence of compliance with any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan.

            Section 2.08   Quality Control Procedures.

            The Seller must have an internal quality control program that verifies the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities. The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

            Section 2.09   Closing.

            The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            The closing for the Mortgage Loans to be purchased on the Closing Date shall be subject to each of the following conditions:

            (a) at least two (2) Business Days prior to the Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem or e-mail, a listing on a loan-level basis of the information required to be contained in the Mortgage Loan Schedule;

            (b) all of the representations and warranties of the Seller and the Servicer under this Agreement shall be materially true and correct as of the Closing Date or, with respect to representations and warranties made as of a date other than the Closing Date, as of such date, and no event shall have occurred which, with notice or the passage of time, would constitute a material default under this Agreement;

            (c) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

            (d) the Seller and the Servicer shall have delivered and released to the Purchaser (or its designee) on or prior to the Closing Date all documents required pursuant to the terms of this Agreement; and

            (e) all other terms and conditions of this Agreement and the Purchase Price and Terms Letters shall have been materially complied with.

            Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the Closing Date the Purchase Price pursuant to Section 2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.


                                ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF
                  THE SELLER AND THE SERVICER; REPURCHASE;
                          REVIEW OF MORTGAGE LOANS


            Section 3.01   Examination of Mortgage Files.

            Prior to the Closing Date, the Seller shall (a) deliver to the Purchaser in escrow, for examination, the Mortgage File for each Mortgage Loan, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the Mortgage Files available to the Purchaser or its designee for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. Such examination may be made by the Purchaser, or by any prospective purchaser of the Mortgage Loans from the Purchaser, at any time before or after the Closing Date upon prior reasonable notice to the Seller. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided under this Agreement.

            Section 3.02 Representations and Warranties of the Seller and the Servicer.

            Seller and Servicer (interchangeably, for purposes of this Section 3.02 only, the "Company"), each represents, warrants and covenants to the Purchaser that as of the Closing Date as follows:

            (a) The Seller is a national banking association duly organized and validly existing under the laws of the United States. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Company by any such state, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and, as to the Servicer, the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

            (b) The Company has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and the related Purchase Price and Terms Letter and to conduct its business as presently conducted; the Company has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement and the related Purchase Price and Terms Letter, and any agreements contemplated hereby, and this Agreement and the related Purchase Price and Terms Letter and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by the Company to make this Agreement , the related Purchase Price and Terms Letter and all agreements contemplated hereby valid and binding upon the Company in accordance with their terms;

            (c) Neither the origination or acquisition of the Mortgage Loans by the Seller, the execution and delivery of this Agreement, the related Purchase Price and Terms Letter, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the related Purchase Price and Terms Letter will conflict with or result in a breach of any of the terms, conditions or provisions of the Company's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject or impair the value of the Mortgage Loans;

            (d) There is no action, suit, proceeding or investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

            (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement and the related Purchase Price and Terms Letter, except for consents, approvals, authorizations and orders which have been obtained;

            (f) The consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter are in the ordinary course of business of the Company, which is in the business of selling and servicing Mortgage Loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement and the related Purchase Price and Terms Letter are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (g) The origination and servicing practices with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects proper and prudent in the mortgage origination and servicing business. The Servicer further represents and warrants that: with respect to escrow deposits and payments that the Servicer is entitled to collect, all such payments are in the possession of, or under the control of, the Servicer or its delegate, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made; all escrow payments have been collected and are being maintained in full compliance with applicable state and federal law and the provisions of the related Mortgage Note and Mortgage; as to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable; no escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note; all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note; and any interest required to be paid pursuant to state and local law has been properly paid and credited;

            (h) The Seller has not used selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Company's portfolio at the Cut-off Date;

            (i) The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and for federal income tax purposes;

            (j) The Company is an approved seller/servicer of residential mortgage loans for Fannie Mae or Freddie Mac and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. The Company is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, meets the minimum capital requirements, if applicable, set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac and no event has occurred which would make the Company unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

            (k) The Company does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement and the related Purchase Price and Terms Letter applicable to it. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

            (l) Neither this Agreement nor any statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Company pursuant to this Agreement, the related Purchase Price and Terms Letter or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect. The Seller has prudently originated and underwritten each Mortgage Loan;

            (m) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

            (n) The Company has delivered to the Purchaser financial statements as to its last two complete fiscal years. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement or the related Purchase Price and Terms Letter;

            (o) The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

            (p) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein, in light of the circumstances under which such statements are made, not misleading; and

            (q) The Company is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

            Section 3.03 Representations and Warranties as to Individual Mortgage Loans.

            The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the Closing Date as follows:

            (a) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule, including any diskette or other related data tapes sent to the Purchaser, is complete, true and correct in all material respects as of the Cut-off Date;

            (b) First Priority Lien. The Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note;

            (c) Payment History. All payments due on or prior to the Cut-off Date for such Mortgage Loan have been made; as of the Closing Date, the Mortgage Loan is not delinquent in payment 30 days or more and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; as to each first lien Mortgage Loan, there has been no more than one delinquency during the preceding twelve-month period, and such delinquency did not last more than 30 days;

            (d) No Outstanding Charges. There are no defaults by the Seller or Servicer in complying with the terms of the Mortgage Note or Mortgage. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

            (e) Original Terms Unmodified. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies. No Mortagor or Mortgaged Property has been released in whole or in part;

            (f) No Defenses. The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

            (g) Insurance. All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. Such insurance shall be in an amount not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding Principal Balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis. If the Mortgaged Property is a condominium, it is included under the coverage afforded by a blanket policy for the project. If upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in Section
4.10 of this Agreement. The amount of such insurance shall be no less than the least of (A) the outstanding principal balance of the Mortgage Loan,
(B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1983, as amended. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (h) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

            (i) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

            (j) Valid First Lien. Each Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original Principal Balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first of the Mortgage is subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan and in form and (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser;

            (k) Validity of Mortgage Documents. The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan;

            (l) Full Disbursement of Proceeds. The proceeds of the Mortgage Loan have been fully disbursed, except for escrows established or created due to seasonal weather conditions, and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

            (m) Ownership. The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Servicer will retain the Servicing File in trust for the Purchaser only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement;

            (n) Title Insurance. Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2), and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the Purchase Price and Terms Letter. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (o) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration.

            (p) No Mechanic's Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or of equal priority with the lien of the related Mortgage;

            (q) Location of Improvements; No Encroachments. All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and to the best of the Seller's knowledge, building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all, to the best of the Seller's knowledge, improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

            (r) Underwriting. The Mortgage Loan was originated by or for the Seller. The Mortgage Loan complies with all the terms, conditions and requirements of the Seller's Underwriting Standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac. Seller is currently selling loans to Fannie Mae and/or Freddie Mac which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders). The Mortgage Loan bears interest at the Mortgage Interest Rate set forth in the Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

            (s) No Mortgagor Bankruptcy. The Mortgagor is not in bankruptcy and, the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

            (t) No Damage or Condemnation. The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, earth movement, water, tornado, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There are no condemnation proceedings pending or threatened for the total or partial condemnation of the Mortgaged Property and, to the best of the Seller's knowledge, there are no such proceedings scheduled to commence at a future date;

            (u) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

            (v) Deeds of Trust. If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

            (w) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to Fannie Mae or Freddie Mac;

            (x) Origination / Doing Business. All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or
(2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

            (y) No Additional Collateral. The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

            (z) No Fraud. All the documents executed in connection with the Mortgage Loan including, but not limited to, the Mortgage Note and the Mortgage are free of fraud and any misrepresentation, are signed by the persons they purport to be signed by, and witnessed or, as appropriate, notarized by the persons whose signatures appear as witnesses or notaries, and each such document constitutes the valid and binding legal obligation of the signatories and is enforceable in accordance with its terms;

            (aa) No GPMs or Buydowns. The Mortgage Loan does not contain "graduated payment" features; to the extent any Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such Mortgage Loan otherwise complies with, Fannie Mae/Freddie Mac requirements relating to buydown loans;

            (bb) Payment Terms. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years and to pay interest at the related Mortgage Interest Rate. No Mortgage Loan contains terms or provisions which would result in negative amortization; no Mortgage Loan is a balloon loan, no Mortgage Loan is a convertible mortgage loan, and no Mortgage Loan provides for a shared appreciation feature or other contingent interest. Principal payments on the Mortgage Loan commenced or will commence no more than sixty
(60) days after the funds were disbursed in connection with the Mortgage Loan. No Mortgage Loan will have its first payment due later than March 1, 2002.

            (cc) Mortgage Insurance. If a Mortgage Loan has an LTV greater than 80%, the excess of the principal balance of the Mortgage Loan over 80% of the Appraised Value will have mortgage insurance in accordance with the terms of the Fannie Mae Guides. Such excess is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the Mortgage Loan
Schedule is net of any such insurance premium; (dd) Assignments of Mortgage. As to any Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (ee) Location and Type of Mortgaged Property. As to Mortgage Loans that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home or manufactured dwelling. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date or origination no portion of the Mortgaged Property has been used for commercial purposes;

            (ff) Prepayment Penalties. With respect to each Mortgage Loan that contains a Prepayment Penalty, such Prepayment Penalty is enforceable and will be enforced by the Seller, and such Prepayment Penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated. Except as otherwise set forth on the Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a Prepayment Penalty, such Prepayment Penalty is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan;

            (gg) Occupation. As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (hh) Condominiums or PUDs. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the Seller's eligibility requirements as set forth in Seller's underwriting guidelines;

            (ii) Environmental Conditions. To the best of the Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to the best of the Seller's knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and, to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property. To the best of the Seller's knowledge, there does not exist on the related Mortgage Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation;

            (jj) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

            (kk) Rehabilitation Loans. No Mortgage Loan was made in connection with the rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

            (ll) PMI - No Defenses. No action has been taken or omitted to be taken by the Seller on or prior to the Closing Date which action or omission has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

            (mm) Collection Practices; Escrow Deposits; Servicing. The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Acceptable Servicing Practices, and have been in all material respects legal and proper, and in accordance with the terms of the Mortgage Note and Mortgage. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage Note;

            (nn) Origination. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

            (oo) Ground Leases. With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Servicing File, and the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; (ix) the ground lease term extends, or is automatically renewable, for at least ten years beyond the maturity date of the related Mortgage Loan; and (x) the Purchaser has notice of, and the right to cure defaults on the ground lease;

            (pp) Broker Fees. With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged or for which the borrower would be entitled to reimbursement;

            (qq) Qualified Mortgage. Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

            (rr) Delivery. Except as provided in Section 2.07, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other documents set forth in Exhibit A-1 and required to be delivered on the related Closing Date have been delivered to the Purchaser or its designee;

            (ss) Mortgagor Information. All information supplied by, on behalf of, or concerning the Mortgagor is true, accurate and complete and does not contain any statement that is or will be inaccurate or misleading in any material respect;

            (tt) Disclosure to Mortgagor. All disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans have been received by the borrower;

            (uu) Loan-to-Value Ratio; Foreclosure. No Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 100%; no Mortgage Loan is subject to a written foreclosure agreement or pending foreclosure proceedings;

            (vv) Home Ownership and Equity Protection Act. None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

            (ww) Single Premium Credit Insurance. None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies; and

            (xx) Non-MERS Recordings. As to any Mortgage Loan which is not a MERS Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdication in which the Mortgaged Property is located.

            Section 3.04   Repurchase.

            It is understood and agreed that the representations and warranties set forth in Sections 3.02 and 3.03 shall survive the sale of the Mortgage Loans and delivery of the Mortgage File to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination, or lack of examination, of any Mortgage File. Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of one or more of the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the others. With respect to the representations and warranties which are made to the best of the Seller's knowledge, if it is discovered by the Seller, the Servicer or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, notwithstanding such Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

            The Seller shall have a period of sixty (60) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach. The Seller hereby covenants and agrees that if any such breach is not corrected or cured within such sixty
(60) day period, the Seller shall, at the Purchaser's option and not later than the next Determination Date, either repurchase such Mortgage Loan at the Repurchase Price. If any such breach shall involve any representation or warranty set forth in Section 3.02, and such breach is not cured within sixty days of the earlier of either discovery by or notice to the Seller of such breach, all Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the Repurchase Price. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price.

            If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder with respect to such Mortgage Loan.

            At the time of repurchase, the Purchaser and the Seller shall arrange for the reassignment of the repurchased Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the repurchased Mortgage Loan. In the event of a repurchase, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place and amend the Mortgage Loan Schedule to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

            In addition to its obligation to cure or repurchase a defective Mortgage Loan, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses (excluding, however, punitive damages, loss of profit damages and exemplary damages) resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement.

            It is understood and agreed that the obligation of the Seller set forth in this Section 3.04 to cure, repurchase a defective Mortgage Loan, and to indemnify Purchaser pursuant to this Section and Section 8.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. If the Seller fails to repurchase for a defective Mortgage Loan in accordance with this Section 3.04, or fails to cure a defective Mortgage Loan to Purchaser's reasonable satisfaction in accordance with this Section 3.04, or to indemnify Purchaser pursuant to Section 8.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.04, be an Event of Default and the Purchaser shall be entitled to pursue all available remedies. No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in
Section 9.01 or 10.01.

            Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections
3.02 and 3.03 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

            In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may, in connection with any repurchase of a Defective Mortgage Loan pursuant to this Section 3.04, require that the Seller deliver, at the Seller's expense, an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

            Section 3.05   Repurchase of Mortgage Loans with Early Payment
Default:

            If (a) a Mortgagor is thirty (30) days delinquent in respect to the first Monthly Payment due on the related Mortgage Loan immediately following the applicable Closing Date or (b) a Mortgage Loan is in bankruptcy or litigation within the first month immediately following the applicable Closing Date, the Seller, at the Purchaser's option, shall promptly repurchase such such Mortgage Loan from the Purchaser in accordance with the procedures set forth in Section 3.04 hereof, however, any such repurchase shall be made at the Purchase Price.

            Section 3.06   Purchase Price Protection.

            With respect to any Mortgage Loan that prepays in full during the two (2) month period from and after the Closing Date, the Seller shall reimburse the Purchaser the amount (if any) by which the Purchase Price paid by the Purchaser to the Seller exceeded 100% of the outstanding scheduled principal balance of the Mortgage Loan as of the Cut-off Date, within thirty (30) days of such payoff.

            Section 3.07   Representations and Warranties of the Purchaser.

            Purchaser represents, warrants and covenants to the Seller and Servicer that as of each Closing Date or as of such date specifically provided herein:

            (a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Purchaser by any such state, and in any event the Purchaser is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

            (b) The Purchaser has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and the related Purchase Price and Terms Letter and to conduct its business as presently conducted; the Purchaser has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement and the related Purchase Price and Terms Letter, and any agreements contemplated hereby, and this Agreement and the related Purchase Price and Terms Letter and any agreements contemplated hereby, constitute the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with their respective terms , except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by the Purchaser to make this Agreement , the related Purchase Price and Terms Letter and all agreements contemplated hereby valid and binding upon the Purchaser any in accordance with their terms;

            (c) Neither the execution and delivery of this Agreement, the related Purchase Price and Terms Letter, the purchase of the Mortgage Loans by the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the related Purchase Price and Terms Letter will conflict with any of the terms, conditions or provisions of the Purchaser's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

            (d) There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, which is reasonably likely to have a material adverse effect on the purchase of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement or the related Purchase Price and Terms Letter, or which is reasonably likely to have a material adverse effect on the financial condition of the Purchaser;

            (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement and the related Purchase Price and Terms Letter, except for consents, approvals, authorizations and orders which have been obtained;

            (f) The consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter are in the ordinary course of business of the Purchaser;

            (g) The Purchaser does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement and the related Purchase Price and Terms Letter. The Purchaser is solvent and the purchase of the Mortgage Loans will not cause the Purchaser to become insolvent;

            (h) The Purchaser has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.


                                ARTICLE IV

             ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS


            Section 4.01   The Servicer to Act as Servicer.

            The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices and, if any Mortgage Loan is held by a REMIC, the REMIC Provisions. The Servicer shall service and administer the Mortgage Loans through the exercise of the same care that it customarily employs for its own account. Except as set forth in this Agreement, the Servicer shall service the Mortgage Loans in strict compliance with the servicing provisions of the Fannie Mae Guides, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, the title, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Files, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Purchaser and the Servicer.

            Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser (provided, however, that following the transfer of any Mortgage Loan to a REMIC any waiver or modification shall be consistent with the REMIC Provisions). In the event of any such modification or waiver which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) the otherwise scheduled Monthly Payment and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section
4.05. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding anything herein to the contrary, the Servicer may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than 180 days after the first delinquent Due Date. Any forbearance agreement shall be approved by any applicable holder of a Primary Mortgage Insurance Policy, if required.

            The Servicer is authorized and empwered by the Purchaser, in its own name, when the Servicer believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Purchaser, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Purchaser and its successors and assigns.

            Unless a different time period is stated in this Agreement, the Purchaser shall be deemed to have given consent in connection with a particular matter if the Purchaser does not affirmatively grant or deny consent within five (5) Business Days from the date the Purchaser receives a second written request for consent for such matter from the Servicer.

            The Servicer shall accurately and fully report its borrower credit files related to the Mortgage Loans to Equifax, Transunion and Experian in a timely manner.

            Section 4.02   Collection of Mortgage Loan Payments.

            Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement, the Servicer will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices, and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Section 4.03   Realization Upon Defaulted Mortgage Loans.

            In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as
(1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices and any Primary Mortgage Insurance Policies, and (3) the Servicer shall determine prudently to be in the best interest of Purchaser. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Servicer shall, subject to the provisions of this Agreement, commence foreclosure proceedings. The Servicer shall notify the Purchaser in writing of the Servicer's intention to do so, and the Servicer shall not commence foreclosure proceedings if the Purchaser objects to such action within three (3) Business Days of receiving such notice. In the event the Purchaser objects to such foreclosure action, the Servicer shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Servicer's obligation to make such Monthly Advances shall terminate on the 90th day referred to above.

            The Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine in its reasonable discretion (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

            The Servicer shall obtain prior approval of Purchaser as to restoration expenses in excess of one thousand dollars ($1,000). The Servicer shall notify the Purchaser in writing of the commencement of foreclosure proceedings. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05.

            Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Purchaser's expense. Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.

            After reviewing the environmental inspection report, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section
4.05 hereof.

            In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO Property, such property shall be disposed of by the Servicer in accordance with Section 4.16.

            Section 4.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

            The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts titled "Bank One, N.A., in trust for the Purchaser under the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P & I." The Custodial Account shall be an Eligible Account. The Servicer agrees to enter into a securities account control agreement with the Purchaser and the Qualifed Depository under which the Qualified Depository shall follow instructions exclusively from the Purchaser regarding the Custodial Account or accounts and including such other terms to be agreed between the parties thereto. The Funds deposited in a Custodial Account may be drawn on in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Purchaser on the Closing Date, and upon the request of any subsequent purchaser.

            The Servicer shall deposit in the Custodial Account on a daily basis (within one day of receipt, or within two days of receipt in the case of clauses (iii) through (vi)), and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest on the Mortgage Loans;

            (iii) all Liquidation Proceeds;

            (iv) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 4.16;

            (v) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

            (vi) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

            (vii) any Monthly Advances;

            (viii) all proceeds of any Mortgage Loan repurchased in accordance with Sections 3.04, 3.05 and 6.02;

            (ix) any amounts required to be deposited by the Servicer pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Servicer's own funds, without reimbursement therefor; and

            (x) any amounts required to be deposited in the Custodial Account pursuant to Section 4.01 or Section 6.02.

            The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Servicer in the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iv).

            Section 4.05   Permitted Withdrawals From the Custodial Account.

            The Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

            (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

            (ii) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such advance was made, it being understood that, in the case of such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Sections 3.04, 3.05 or 6.02, the Servicer's right to such reimbursement shall be subsequent to the Seller's payment to the Purchaser of the Repurchase Price pursuant to such Section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

            (iii) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds or otherwise relating to the Mortgage Loan in accordance with the relevant provisions of the Fannie Mae Guides or as otherwise set forth in this Agreement, it being understood (A) that for those Mortgage Loans in foreclosure, the Purchaser shall reimburse the Servicer for Servicing Advances and Servicing Fees through the completion of foreclosure and disposition of the REO Property; such reimbursement shall be monthly after completion of foreclosure or deed-in-lieu proceedings and (B) in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Section 3.04, 3.05 or 6.02, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

            (iv) to pay to itself as part of its servicing compensation:
     (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance
     Date),and (b) the Servicing Fee from that portion of any payment or recovery of interest with respect to a particular Mortgage Loan, net of any amount required to compensate the Purchaser for Prepayment Interest Shortfalls;

            (v) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.04, 3.05 or 6.02, all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

            (vi) to transfer funds to another Eligible Account in accordance with Section 4.09 hereof;

            (vii) to reimburse itself for expenses incurred to the extent reimbursable pursuant to Section 8.01;

            (viii) to pay any amount required to be paid pursuant to
     Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

            (ix) to reimburse itself for any Monthly Advances, Servicing Advances or REO expenses after liquidation of the Mortgaged Property to the extent not otherwise reimbursed above;

            (x) to reimburse the trustee for any Pass-Through Transfer for any unreimbursed Monthly Advances or Servicing Advances made by the Trustee, as applicable, the right to reimbursement pursuant to this subclause (viii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, proceeds of REO Dispositions, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, such trustee's right thereto shall be prior to the rights of the Servicer to reimbursement under (ii) and (iii), and prior to the rights of the Purchaser under (i);

            (xi) to remove funds inadvertently placed in the Custodial Account by the Servicer; and

            (xii) to clear and terminate the Custodial Account upon the termination of this Agreement.

            Section 4.06   Establishment of Escrow Accounts; Deposits in
Accounts.

            The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be an Eligible Account, and shall be titled "Bank One, N.A., in trust for the Purchaser under the Seller's Purchase,Warranties and Servicing Agreement dated as of February 1, 2002 and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I." The Servicer agrees to enter into a securities account control agreement with the Purchaser and the Qualifed Depository under which the Qualified Depository shall follow instructions exclusively from the Purchaser regarding the Escrow Accounts and including such other terms to be agreed between the parties thereto. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C. The original of such letter agreement shall be furnished to the Purchaser on the Closing Date, and upon request to any subsequent purchaser.

            The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

            (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

            (ii) all Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

            (iii) all Servicing Advances of Escrow Payments for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

            The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section
4.07. The Servicer shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that such Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 4.07   Permitted Withdrawals From the Escrow Account.

            Withdrawals from the Escrow Account may be made by the Servicer only:

            (i) to effect timely payments of taxes, Primary Mortgage Insurance Policy premiums, if applicable, fire and hazard insurance premiums, and comparable items constituting Escrow Payments;

            (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

            (iii) to refund to the Mortgagor any funds that may be determined to be overages;

            (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement or to reduce the Principal Balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

            (v) for application to restoration or repair of the Mortgaged Property in accordance with this Agreement;

            (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

            (vii) to clear and terminate the Escrow Account on the termination of this Agreement;

            (viii) to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06; and

            (ix) to remove funds inadvertently placed in the Escrow Account by the Servicer.

            Section 4.08 Payment of Taxes, Insurance and Charges; Maintenance of Primary Mortgage Insurance; Collections Thereunder.

            With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall require that the Mortgagor make any such payments at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds if necessary to effect such payments.

            The Servicer will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the Loan-to-Value ratio of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80% or as required by state or federal law. The Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            Section 4.09   Transfer of Accounts.

            Upon five (5) Business Days prior written notice to the Purchaser, the Servicer may transfer a Custodial Account or an Escrow Account to a different Eligible Institution(s) from time to time, provided that such Custodial Account and Escrow Account shall at all times be Eligible Accounts.

            Section 4.10   Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to Fannie Mae and Freddie Mac and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and
(ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae or Freddie Mac, the Servicer shall use its best efforts, as permitted by applicable law, to obtain from another Qualified Insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to
Section 4.11 hereof.

            If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified by the Flood Emergency Management Agency as having special flood hazards, such Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration from an insurance carrier acceptable to Fannie Mae or Freddie Mac, in an amount representing coverage equal to the least of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the Principal Balance of the Mortgage Loan if replacement cost coverage is not available for the type of building insured) (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

            If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, and, if permitted by the terms of the Mortgage, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

            The Servicer shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Accepted Servicing Practices, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

            In the event that any Purchaser or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

            It is understood and agreed that no other additional insurance need be required by the Servicer or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance.

            All insurance policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the address of the Mortgaged Property.

            Section 4.11   Maintenance of Mortgage Impairment Insurance Policy.

            In the event that the Servicer shall obtain and maintain a blanket policy issued by an issuer acceptable to Fannie Mae and/or Freddie Mac insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with
Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause, without reimbursement therefor. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use its best efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

            Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a Fidelity Bond, which is also known as a blanket fidelity bond under the Fannie Mae Guides, and an errors and omissions insurance policy (an "E&O Policy"), with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond shall be in the form of a mortgage banker's bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement and fraud of such persons. The E&O Policy shall protect and insure the Servicer against losses arising out of errors and omissions and negligent acts of such persons. Such E&O Policy shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond or E&O Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and E&O Policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Guides. The Servicer shall deliver to the Purchaser a certificate from the surety and the insurer as to the existence of the Fidelity Bond and E&O Policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or E&O Policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser. The Seller shall notify the Purchaser within five (5) business days of receipt of notice that such Fidelity Bond or E&O Policy will be, or has been, materially modified or terminated. The Purchaser (or any party having the status of Purchaser hereunder) and any subsidiary thereof and their successors or assigns as their interests may appear must be named as certificate holder, which is also known as loss payee under the Fannie Mae Guides, on the Fidelity Bond and as additional insured on the E&O Policy. Upon request by the Purchaser, the Servicer shall provide the Purchaser with an insurance certificate certifying coverage under this Section 4.12, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

            Section 4.13   Inspections.

            If any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

            Section 4.14   Restoration of Mortgaged Property.

            The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

            a) The Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

            b) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

            c) the Servicer shall verify that the Mortgage Loan is not in default; and

            d) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

            If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

            Section 4.15   Claims.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer in a timely fashion and, in this regard, to take such action as shall be necessary to permit recovery respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Servicer under any guaranty shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

            Section 4.16   Title, Management and Disposition of REO Property.

            In the event that title to the Mortgaged Property is acquired in foreclosure, by deed in lieu of foreclosure or other method resulting in full or partial satisfaction of the related Mortgage, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee, or in the event the Purchaser or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

            The Servicer shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Purchaser.

            Purchaser shall be obligated to Servicer for an REO Property disposition fees for each REO Property, at the time of final liquidation, equal to 2.00% of the REO Property sales price, subject to a maximum of $5,000 per REO Property, provided, that, if the Purchaser terminates the REO process before sale of the related Mortgaged Property, the Purchaser shall pay the Servicer a fee of $1,500.

            The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Purchaser shall be entered into with respect to such purchase money mortgage. If the Mortgage Loan is held by a REMIC, any sale shall be for cash only unless a Nondisqualification Opinion shall have been obtained.

            The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to
Section 5.03. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser. In addition, if the Mortgage Loan is in a REMIC, such management shall be conducted in accordance with the REMIC Provisions and in a manner that does not give rise to a tax on income from foreclosure property within the meaning of such provisions.

            The Servicer shall withdraw the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Servicer, or the Servicer itself. The Servicer shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in the Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

            Section 4.17   Real Estate Owned Reports.

            Together with the statement furnished pursuant to Section 5.02, the Servicer shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            Section 4.18   Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

            Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

            Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

            Section 4.20   Notification of Maturity Date.

            With respect to each Mortgage Loan, the Servicer shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.


                                 ARTICLE V

                         PAYMENTS TO THE PURCHASER


            Section 5.01   Distributions.

            On each Remittance Date, the Servicer shall distribute by wire transfer of immediately available funds to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (ii) all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to
Section 5.03, minus (iii) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, and any Principal Prepayments received during the month of such Remittance Date together with any additional interest required to be deposited (or not withdrawn from) in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii), which amounts shall be remitted on the next succeeding Remittance Date.

            With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

            Section 5.02   Statements to the Purchaser.

            The Servicer shall furnish to the Purchaser an individual loan accounting report, as of the last Business Day of each month, in the Servicer's assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the corresponding individual loan accounting report shall be received by the Purchaser no later than the sixth (6th) Business Day of the following month in hard copy, which report shall contain the following:

            (i) With respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Penalties or premiums, along with a detailed report of interest on principal prepayment amounts remitted in accordance with
     Section 4.04);

            (ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

            (iii) the amount of servicing compensation received by the Servicer during the prior distribution period;

            (iv) the aggregate Scheduled Principal Balance of the Mortgage
     Loans;

            (v) the aggregate of any expenses reimbursed to the Servicer during the prior distribution period pursuant to Section 4.05; and

            (vi) the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, and (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired.

            The Servicer shall also provide (a) via electronic medium, a monthly report for the preceding month in the form of Exhibit E-1 hereto, and (b) via hard copy, a monthly deliquency report in the form of Exhibit E-2 hereto, with each such report.

            The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

            In addition, not more than sixty (60) days after the end of each calendar year, the Servicer shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

            Section 5.03  Monthly Advances by the Servicer.

            Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all Monthly Payments, whether or not deferred pursuant to Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date.

            Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. Notwithstanding the foregoing, the Servicer shall not be permitted to make any advances from amounts held for future distribution, and instead shall be required to make all advances from its own funds, unless the Servicer, its parent, or their respective successors hereunder shall have a long-term credit rating of at least "A" by Fitch, Inc., or the equivalent rating of another Rating Agency.

            The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan or REO Property; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Purchaser with a certificate signed by two officers of the Servicer evidencing such determination.

            Section 5.04   Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property. The Servicer shall also provide reports on the status of REO Property containing such information as the Purchaser may reasonably require.


                                ARTICLE VI

                        GENERAL SERVICING PROCEDURES


            Section 6.01  Assumption Agreements.

            The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.

            If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. If the Servicer is prohibited under applicable law from (a) entering into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed or (b) requiring the original Mortgagor to remain liable under the Mortgage Note, the Servicer, with the prior consent of the Purchaser and the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

            In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of the Fannie Mae Guides. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other materials terms shall be changed without Purchaser's consent. If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

            The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

            Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            Section 6.02   Satisfaction of Mortgages and Release of Mortgage
Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will notify the Purchaser in the Monthly Remittance Advice that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been or will be so deposited, and shall request delivery to it of the portion of the Mortgage File held by the Purchaser. If such Mortgage Loan is a MERS Mortgage Loan, the Servicer is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Purchaser, any and all instruments of satisfaction or cancellation or of partial or full release.

            If the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, or should it otherwise prejudice any right the Purchaser may have under the Mortgage Loan Documents, the Servicer, upon written demand, shall remit within two (2) Business Days to the Purchaser the then Principal Balance of the related Mortgage Loan, plus unpaid accrued interest thereon, net of any outstanding Advances (of Scheduled Payments or Servicing Advances) by deposit thereof in the Custodial Account.

            From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, the Purchaser shall, upon request of the Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Purchaser to the Servicer. Such servicing receipt shall obligate the Servicer to return such Mortgage Loan Documents to the Purchaser when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Servicer. The Servicer shall indemnify the Purchaser, and its designee, from and against any and all losses, claims, damages, penalties, fines, forfeitures, costs and expenses (including court costs and reasonable attorney's fees) resulting from or related to the loss, damage or misplacement of any documentation delivered to the Servicer pursuant to this paragraph.

            Section 6.03   Servicing Compensation.

            As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee, subject to its obligation to pay Prepayment Interest Shortfalls, up to the total amount of its Servicing Fee for any Due Period, to the Purchaser. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid scheduled principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments.

            Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

            Section 6.04   Annual Statement as to Compliance.

            The Servicer will deliver to the Purchaser annually within 120 days after the end of the Servicer's fiscal year, beginning with 2002, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. Copies of such statement shall be provided by the Servicer to the Purchaser upon request.

            Section 6.05 Annual Independent Certified Public Accountants' Servicing Report.

            Within one hundred twenty (120) days after the end of the Servicer's fiscal year, beginning in its 2002 fiscal year, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Servicer's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer's servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall be provided by the Servicer to the Purchaser. In addition, on an annual basis, the Servicer shall provide the Purchaser with copies of its audited financial statements upon execution by the Purchaser of an agreement to keep confidential the contents of such financial statements.

            Section 6.06   Purchaser's Right to Examine Servicer Records.

            The Purchaser or its designee shall have the right to examine and audit upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relates to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

            The Servicer shall provide to the Purchaser (who may, in turn, provide to any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to OTS, FDIC and other similar entities) access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the federal government, FDIC, OTS, or any other similar regulations.

            Section 6.07   Compliance with REMIC Provisions.

            If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined Section 860G(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(D) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

            Section 6.08 Servicer Shall Provide Information as Reasonably Required.

            The Servicer shall furnish to the Purchaser during the term of this Agreement, at the Purchaser's expense, such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be necessary, reasonable or appropriate in respect to the Purchaser, or otherwise in respect to the Mortgage Loans and the performance of the Servicer under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Purchaser, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the Servicer under this Agreement. The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser audited financial statements of the Seller and the Servicer for the most recently completed two (2) fiscal years for which such statements are available, as well as a consolidated statement of condition at the end of the last two (2) fiscal years covered by any consolidated statement of operations, specifically, such statements are known as Consolidated Balance Sheets, Consolidated Statements of Income, Consolidated Statements of Changes in Stockholder's Equity, Consolidated Statements of Cash Flows, Notes to Consolidated Financial Statements, and the USAP and Management Assertion letters. If it has not already done so, the Seller and the Servicer shall furnish promptly to the Purchaser or a prospective purchaser copies of the statements specified above; provided, however, that prior to furnishing such statements or information to any prospective purchaser, the Seller and the Servicer may require such prospective purchaser to execute a confidentiality agreement in a form satisfactory to the Seller or Servicer, as applicable.

            The Servicer shall make reasonably available to the Purchaser or any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.

            The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.


                                ARTICLE VII

                           SERVICER TO COOPERATE


            Section 7.01   Provision of Information.

            During the term of this Agreement, on a reasonable basis, the Servicer shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will be provided at the Purchaser's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

            The Servicer shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

            Section 7.02   Financial Statements; Servicing Facility.

            In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Servicer for the most recently completed two fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Servicer (and are available upon request to members or stockholders of the Servicer or to the public at large).

            The Servicer also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer, and to permit any prospective Purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective Purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.


                               ARTICLE VIII

                        THE SELLER AND THE SERVICER


            Section 8.01   Indemnification; Third Party Claims.

            The Servicer agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Servicer to observe and perform its duties, obligations, covenants, and agreements to service the Mortgage Loans in strict compliance with the terms of this Agreement. The Seller agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, and covenants in strict compliance with the terms of this Agreement or as a result of the breach of a representation or warranty set forth in Sections 3.02 or 3.03 of this Agreement. An indemnifying party hereunder shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or a Mortgage Loan, assume (with the consent of the Purchaser, which consent shall not be unreasonably withheld) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. An indemnifying party hereunder shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser shall promptly reimburse an indemnifying party hereunder for all amounts advanced by it pursuant to the two preceding sentences except when the claim results from, relates to, or arises out of any liability, obligation, act or omission of the Servicer, including but not limited to the Servicer's or Seller's indemnification obligation pursuant to this Section 8.01, the Servicer's the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement, the failure of the Seller or Servicer to perform its duties and obligations pursuant to this Agreement, the breach of representation or warranty set forth in Sections 3.02 or 3.03, or the negligence, bad faith or willful misconduct of either the Seller or the Servicer. The provisions of this Section 8.01 shall survive termination of this Agreement and transfer of the servicing rights.

            Section 8.02  Merger or Consolidation of the Seller or the Servicer.

            Each of the Seller and the Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any Person into which either the Seller or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which either the Seller or the Servicer shall be a party, or any Person succeeding to the business of either the Seller or the Servicer whether or not related to loan servicing, shall be the successor of the Seller or of the Servicer, as applicable, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution or (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) who is a Fannie Mae or Freddie Mac approved seller/servicer in good standing. Notwithstanding the foregoing, if the successor or surviving Person is an institution with a GAAP net worth of less than $25,000,000, then the Purchaser may, in its sole discretion, waive such minimum GAAP net worth requirement.

            Furthermore, if the Servicer or Seller transfers or otherwise disposes of all or substantially all of its assets to an affiliate, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchaser for all of the Servicer's or Seller's obligations and liabilities hereunder. Not withstanding the foregoing, any party to whom the Seller or Servicer sells or otherwise disposes of all or substantially all of its property or assets shall become a party to this Agreement.

            Section 8.03   Limitation on Liability of the Seller and Others.

            None of the Seller, the Servicer nor any of the officers, employees or agents of the Seller or the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller, the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement. The Seller, the Servicer and any officer, employee or agent of the Seller and the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and the Servicer shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

            Section 8.04   Servicer Not to Resign.

            The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 12.01.

            Section 8.05   Transfer of Servicing.

            With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Purchaser has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 8.05, but subject to the last paragraph of this Section 8.05 and Section 8.02, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without 30 days' prior written notice of the Servicer to the Purchaser. The Servicer may assign this Agreement or the servicing hereunder only (i) to an institution qualified to service mortgage loans in accordance with the requirements of Section 3.02(j), (ii) which institution shall have a net worth of at least $25 million; (iii) which shall comply with the procedures and requirements necessary to transfer servicing under Section 12.01 here of and (iv) upon receipt of written confirmation by applicable rating agencies that the assignment or transfer will not cause a rating of any security backed by a Mortgage Loan to be downgraded, qualified or withdrawn.

            Without in any way limiting the generality of this Section 8.05 or Section 8.04, in the event that the Servicer either shall purport to assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof, except with respect to previously existing outsource vendor relationships (such as existing relationships with foreclosure, flood and tax service providers), or sell or otherwise dispose of all or substantially all of its property or assets, without, in each case, complying with the requirements of this Section 8.05, then the Servicer shall provide 30 days' prior written notice thereof to the Purchaser and the Purchaser shall have the right to terminate this Agreement as set forth in Section 10.02, however, without any payment of any penalty or damages and without any liability whatsoever to the Servicer (other than with respect to accrued but unpaid Monthly Advances, Servicing Advances and Servicing Fees remaining unpaid) or any third party. The Servicer currently maintains vendor relationships for services typically utilized by large volume servicers in the mortgage loan servicing industry.

            Notwithstanding the foregoing, Purchaser acknowledges and consents to the delegation by Servicer of its servicing duties hereunder to its subservicer, Wendover Financial Services Corporation.


                                ARTICLE IX
                                  DEFAULT


            Section 9.01   Events of Default.

            In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

            (ii) failure on the part of the Servicer (x) duly to observe or perform in any material respect any other of the covenants or obligations on the part of the Servicer set forth in this Agreement, or if any of the representations and warranties of the Servicer in
     Section 3.02 proves to be untrue in any material respect, which failure or breach continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser, or (y) any material failure to strictly comply with the terms and provisions of this Agreement which occurs twice in any year or six times in aggregate; or

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

            (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, cease its normal business operations for three Business Days, or voluntarily suspend payment of its obligations; or

            (vi) the Servicer ceases to be approved by Fannie Mae or Freddie Mac as a mortgage loan seller and servicer for more than thirty (30) days; or

            (vii) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 8.04 or 8.05; or

            (viii) the Servicer ceases to be (a) licensed to service first lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer's ability to perform its obligations hereunder;

            (ix) the Servicer fails to meet the eligibility criteria set forth in the second paragraph of Section 8.02; or

            (x) the taking of any action by the Servicer, any Servicer employee, any Affiliate or any director or employee thereof that has been determined by any court, governmental body or arbitrator having competent jurisdiction to constitute fraud or criminal activity in the performance of its obligations under this Agreement or the indictment of any of the foregoing Persons for criminal activity related to the mortgage origination or servicing activities of the Servicer, in each case, where such indictment materially and adversely affects the ability of the Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within 90 days).

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer may, in addition to whatever rights the Purchaser may have under Sections
3.03 and 8.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same.

            On or after the receipt by the Servicer of such written notice of termination, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from the Purchaser, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

            If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 8.04) of the Servicer hereunder, either (i) the successor Servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Servicer shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer or (y) in causing MERS to designate on the MERS(R) System the successor Servicer as the servicer of such Mortgage Loan.

            Section 9.02   Waiver of Defaults.

            The Purchaser may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.


                                 ARTICLE X

                                TERMINATION


            Section 10.01   Termination.

            The respective obligations and responsibilities of the Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by mutual consent of the Servicer and the Purchaser in writing; or (iii) termination of the Servicer by the Purchaser with or without cause under the terms of this Agreement.

            Section 10.02   Termination Without Cause.

            The Purchaser may, at its sole option, terminate any rights the Servicer may have hereunder, without cause, upon thirty (30) days written notice. Any such notice of termination shall be in writing and delivered to the Servicer as provided in Section 12.04 of this Agreement. In the event of such termination, the Purchaser agrees to pay the Servicer a termination fee of one percent (1%) of the Scheduled Principal Balance of the Mortgage Loans as of the effective date of the transfer, plus the Servicer's costs and expenses in connection with accommodating such early termination.


                                ARTICLE XI

                      RECONSTITUTION OF MORTGAGE LOANS


            Section 11.01   Reconstitution of Mortgage Loans.

            (a) The Seller and the Servicer acknowledge and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser may effect either:

            (i) one or more sales of the Mortgage Loans as whole loan transfers (each, a "Whole Loan Transfer"); and/or

            (ii) one or more sales of the Mortgage Loans as public or private pass-through transfers (each, a "Pass-Through Transfer"),

            in either case, retaining the Servicer as the Servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer"; provided, however, that the Purchaser shall use its reasonable best efforts to give the Servicer 15 Business Days prior written notice of each such transfer and, in the event Purchaser shall for any reason be unable to provide such 15 Business Days notice, shall reasonably cooperate with Servicer in its efforts to minimize any material negative effects of such failure. From and after the Reconstitution Date, the Mortgage Loans transferred shall remain covered by this Agreement, insofar as the Servicer shall continue to service such Mortgage Loans on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

            (b) With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may, the Seller and the Servicer agree:

            (i) to cooperate with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information as reasonably requested by such purchasers;

            (ii) to execute all agreements reasonably required to be executed by the Servicer in connection with such Whole Loan Transfer or Pass-Through Transfer provided that any such agreements be consistent with the terms hereof and impose no greater duties, liabilities or obligations upon the Servicer than those set forth herein and provided that the Servicer is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

            (iii) to make all the representations and warranties set forth in Section 3.02 and solely with respect to the Seller, Section 3.03, as of the date of the Whole Loan Transfer or Pass-Through Transfer, as specified in a letter from the Purchaser to the Seller and the Servicer (substantially in the form of Exhibit H hereto) indicating the date of the Whole Loan Transfer or Pass-Through Transfer and the applicable Mortgage Loans. No other document need be prepared indicating that the Seller and the Servicer are making such representations and warranties as to the applicable Mortgage Loans as of such date;

            (iv) to negotiate and execute one or more master servicing agreements between the Servicer and any third party servicer which is servicing loans on behalf of the Purchaser providing for the Servicer to master service such Mortgage Loans on behalf of the Purchaser;

            (v) to negotiate and execute one or more subservicing agreements between the Servicer and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Servicer and/or one or more custodial and servicing agreements among the Purchaser or an affiliate of the Purchaser, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans for resale or securitization;

            (vi) with respect to the Servicer, in connection with any securitization of any Mortgage Loans, to execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Purchaser's direction, contain contractual provisions including, but not limited to, a 24-day certificate payment delay (54-day total payment delay), servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and payment of compensating interest with respect to prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing and mortgage loan covenants by the Seller and Servicer additional to those contained in this agreement which in form and substance conform to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants, representations, and warranties as are reasonably required by the trustee, any credit enhancement provider or one or more nationally recognized rating agencies for "AAA" rated mortgage pass-through transactions which are "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed;

            (vii) to provide any and all information and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall request;

            (viii) to provide certificates of public officials or officers of the Servicer as are reasonably believed necessary by the trustee, any Rating Agency or the Purchaser, as the case may be, in connection with such Whole Loan Transfers or Pass-Through Transfers. The Purchaser shall pay all third party costs (including all necessary fees and expenses of external counsel) associated with the preparation of such information. The Servicer shall execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Servicer and Servicer's counsel to review such seller/servicer agreements. Under this Agreement, the Servicer shall retain a servicing fee at a rate per annum equal to no less than 0.25% per Mortgage Loan;

            (ix) to deliver to the Purchaser and to any Person designated by the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller and the Servicer, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information reasonably requested by the Purchaser, and which the Seller and the Servicer are capable of providing without unreasonable effort or expense, and to deliver to the Purchaser any similar non public, unaudited financial information (which the Purchaser may, at its option and at its cost, have audited by certified public accountants), and to indemnify the Purchaser and its affiliates for material misstatements or omissions contained in such information, and such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller and the Servicer pursuant to the above as shall be reasonably requested by the Purchaser;

            (x) the Purchaser shall reimburse the Seller and Servicer for any and all expenses, costs and fees incurred by the Seller and Servicer in response to requests for information or assistance under this Section.


                                ARTICLE XII

                          MISCELLANEOUS PROVISIONS


            Section 12.01   Successor to the Servicer.

            Prior to termination of Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.05, 9.01, 10.01 or 10.02, the Purchaser shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in
     Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Servicer or the Seller of the representations and warranties made pursuant to Sections 3.02 and 3.03 and the remedies available to the Purchaser under Sections 2.07, 3.04, and 3.05, any indemnification obligations of the Servicer pursuant to Section 8.01 it being understood that the provisions of such Sections shall be applicable to the Servicer and/or the Seller notwithstanding any such sale, assignment, resignation or termination of the Servicer or the termination of this Agreement; provided, however, that the Servicer, as Servicer, shall not be liable hereunder for any acts of omissions occurring subsequent to its resignation or removal as servicer hereunder or the termination of this Agreement.

            Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties made by the Servicer hereunder, except for the portion of subsection 3.02(h) relating to the sale of the mortgage loans and all of subsections (j) and (l) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Section 8.05, 9.01, 10.01 or 10.02 shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination or resignation.

            The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Servicing Advances and advances of Monthly Payments which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

            Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.04.

            Section 12.02   Amendments.

            This Agreement may be amended from time to time by the Seller, the Servicer and the Purchaser by written agreement signed by the Seller, the Servicer and the Purchaser.

            Section 12.03   Governing Law.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions, except to the extent preempted by Federal law. The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 12.04   Notices.

            Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph, telecopier and confirmed by a similar mailed writing, as follows:

            (i)   if to the Seller:

                  Bank One, N.A.
                  10300 Kincaid Drive
                  IN1-9617
                  Fishers, Indiana 46038
                  Attention: Sanjay Bhasin, Vice President - Secondary Markets

            (ii)  if to the Servicer:

                  Bank One, N.A.
                  10300 Kincaid Drive
                  IN1-9735
                  Fishers, Indiana 46038
                  Attention:  Harold R. Towler, First Vice President

            (iii) if to the Purchaser:

                  Goldman Sachs Mortgage Company
                  100 Second Avenue South
                  Suite 200 North
                  St. Petersburg, FL 33701
                  Attention: Debbie Brown
                  Tel: (727) 825-3800
                  Fax: (727) 825-3821

                  With a copy to:

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, NY 10004
                  Attention: Kevin G. Chavers
                  Tel: (212) 902-6628
                  Fax: (212) 346-3568


or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

            Section 12.05   Severability of Provisions.

            Any part, provision, covenant, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            Section 12.06   Duration of Agreement.

            This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

            Section 12.07   Exhibits.

            The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            Section 12.08   General Interpretive Principles.

            For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

            (iii) references herein to "Articles," "Sections,"
     Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

            (iv) a reference to a Subsection without further reference to a
     Section is a reference to such Subsection as contained in the same
     Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (v) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision;

            (vi) the term "include" or "including" shall mean without limitation by reason of enumeration; and

            (vii) headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

            Section 12.09   Reproduction of Documents.

            This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 12.10   Confidentiality of Information.

            Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Except as required by law or permitted by this Agreement (including in connection with a securitization), each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of the Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction, provided further that such information is identified as confidential non-public information. In addition, confidential information may be provided to a regulatory authority with supervisory power over the Purchaser, provided such information is identified as confidential non-public information.

            Section 12.11   Recordation of Assignments of Mortgage.

            To the extent permitted by applicable law, as to any Mortgage Loan which is not a MERS Mortgage Loan, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

            Section 12.12   Assignment by Purchaser, Seller and Servicer.

            The Purchaser shall have the right, without the consent of the Seller or the Servicer hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit D hereto and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans; provided, however, in no event shall the Purchaser assign its interest hereunder to more than six (6) different Persons. In no event shall the Purchaser sell a partial interest in any Mortgage Loan without the written consent of the Seller, which consent shall not be unreasonably denied. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee. Seller or Servicer may assign this Agreement to one of its affiliates (provided, in the case of the Servicer, such assignee satisfies the requirements of a successor Servicer set forth in Section 8.02) without the consent of the Purchaser.

            Section 12.13   No Partnership.

            Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Purchaser.

            Section 12.14   Execution; Successors and Assigns.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.02, this Agreement shall inure to the benefit of and be binding upon the Seller, the Servicer and the Purchaser and their respective successors and assigns, including any trustee appointed in connection with a Pass-Through Transfer.

            Section 12.15   Entire Agreement.

            Each of the parties to this Agreement acknowledges that no representations, agreements or promises were made to any of the other parties to this Agreement or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement and the related Purchase Price and Terms Letter set forth the entire understanding between the parties hereto and shall be binding upon all successors of all of the parties. In the event of any inconsistency between a Purchase Price and Terms Letter and this Agreement, this Agreement shall control.

            Section 12.16   No Solicitation.

            From and after the Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone, by mail, or electronically by e-mail or through the internet or otherwise, solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the borrowers or obligors under the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.16. This Section 12.16 shall not be deemed to preclude the Seller or any of its affiliates from soliciting any Mortgagor for any other financial products or services. The Seller shall use its best efforts to prevent the sale of the name of any Mortgagor to any Person who is not an affiliate of the Seller.


            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         GOLDMAN SACHS MORTGAGE COMPANY
                                               Purchaser

                                         By: /s/ Janet Bell
                                             ------------------------------
                                               Name:    Janet Bell
                                               Title:   Vice President


                                         BANK ONE, N.A.
                                               Seller

                                         By:  /s/ Kelly F. Schneider
                                             ------------------------------
                                               Name:   Kelly F. Schneider
                                               Title:  AVP


                                         BANK ONE, N.A.
                                               Servicer

                                         By:  /s/ Kelly F. Schneider
                                             ------------------------------
                                               Name:   Kelly F. Schneider
                                               Title:  AVP






STATE OF NEW YORK         )
                          )       ss:
COUNTY OF NEW YORK        )

            On the 1st day of February, 2002 before me, a Notary Public in and for said State, personally appeared Janet Bell, known to me to be the Vice President of Goldman Sachs Real Estate Funding Corp., the general partner of Goldman Sachs Mortgage Company, the partnership that executed the within instrument and also known to me to be the person who executed it on behalf of said partnership, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                                     /s/ Onyx S. Wellington
                                                     ---------------------------
                                                     Notary Public

                                                     My Commission expires
                                                     April 10, 2003








STATE OF INDIANA        )
                        )        ss:
COUNTY OF MARION        )

            On the 20th day of February, 2002 before me, a Notary Public in and for said State, personally appeared Kelly F. Schneider, known to me to be the Assistant Vice President of Bank One, N.A., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                                                  /s/ Anna L. Keller
                                                 --------------------------
                                                     Notary Public

                                                     My Commission expires
                                                        1-24-08






                                Exhibit A-1
                               -------------

                         Contents of Mortgage File

            With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the Seller in the Servicing File or delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Seller's Purchase, Warranties and Servicing Agreement.

            1. The original Mortgage Note endorsed "Pay to the order of ___________________ without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller] formerly known as [previous name]". If the original note is unavailable, seller will provide an affidavit of lost note (in form acceptable to the Purchaser) stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note and indemnifying the Purchaser against any and all claims arising as a result of any person or entity claiming they are the holder of the note or that the note has been paid off and returned.

            2. A true certified copy, certified by the [title insurer], of the applicable First Lien.

            3. Except as provided below, and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

            4. The original or certified to be a true copy or if in electronic form identified on the Mortgage Loan Schedule, the certificate number, certified by the Seller, of the related Primary Mortgage Insurance Policy or LPMI Policy, if required.

            5. In the case of each Mortgage, the original Assignment, from the Seller in accordance with Purchaser's instructions, which assignment shall, but for any blanks requested by the Purchaser, be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the original Assignment which has been sent for recordation. If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment must be by "[Seller] formerly known as [previous name]".

            6. With respect to Mortgage Loans that are not Co-op Loans, the original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

            7. Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer] of the original Assignment together with a certificate of the [title insurer] certifying that the original Assignment has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

            8. Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of such original document together with certificate of Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

            9. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

            10. With respect to a Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease to the originator of the Mortgage Loan, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement in substantially the same form as standard a "AZTECH" form; (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller in a form sufficient for filing.

            11. The original of any guarantee executed in connection with the Mortgage Note.

            12. The original or a certified copy of the lender's title insurance policy.

            Notwithstanding anything to the contrary herein, the Seller may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.




                                Exhibit A-2
                                -----------

                         Contents of Servicing File

            With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be available for inspection by the Purchaser:

            1. Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

            2. Residential loan application.

            3. Uniform underwriter and transmittal summary (Fannie Mae Form
1008) or reasonable equivalent.

            4. Credit report on the mortgagor.

            5. Business credit report, if applicable.

            6. Residential appraisal report and attachments thereto.

            7. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with Seller's Underwriting Standards.

            8. Verification of acceptable evidence of source and amount of down payment, in accordance with Seller's underwriting guidelines.

            9. Photograph of the Mortgaged Property (may be part of appraisal).

            10. Survey of the Mortgaged Property, if any.

            11. Sales contract, if applicable.

            12. If available, termite report, structural engineer's report, water portability and septic certification.

            13. Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

            14. Any ground lease, including all amendments, modifications and supplements thereto.

            15. Any other document required to service the Mortgage Loans.





                                 Exhibit B
                                 ---------

                 Form of Custodial Account Letter Agreement


__________________  , 2002

To:


            As "Servicer" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of February 1, 2002 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "Bank One, N.A., in trust for the Purchaser under the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P & I.". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                  ____________________________________
                                  SERVICER

                                  By:____________________________
                                  Name:__________________________
                                  Title:_________________________

            The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number
______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                  ____________________________________

                                  By:____________________________
                                  Name:__________________________
                                  Title:_________________________






                                 Exhibit C
                                 ---------

                  Form of Escrow Account Letter Agreement

_____________________, 2002

To:

            As "Servicer" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of February 1, 2002, [ ]Series 2002 [ ]-________ (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "Bank One, N.A., in trust for the Purchaser under the Seller's Purchase,Warranties and Servicing Agreement dated as of February
1, 2002 and/or subsequent purchasers of Mortgage Loans, and various
Mortgagors - T & I.". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                  ____________________________________
                                  SERVICER

                                  By:____________________________
                                  Name:__________________________
                                  Title:_________________________

            The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number
______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                  By:____________________________
                                  Name:__________________________
                                  Title:_________________________





                                 Exhibit D
                                 ---------

          Form of Assignment, Assumption and Recognition Agreement

            This Assignment, Assumption and Recognition Agreement (this "Assignment Agreement"), dated as of _________, between __________________________, a ________ corporation (the "Assignor"),
______________________, a ________ corporation (the "Assignee"),
______________ (the "Servicer") and ______________ (the "Seller"):

            For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain mortgage loans listed on Exhibit A attached hereto (the "Mortgage Loans"); and (b) the Seller's Purchase, Warranties and Servicing Agreement dated as of ______, but only to the extent of the Mortgage Loans (the "Purchase Agreement"). For purposes of this Assignment Agreement, the term "Purchase Agreement" includes any separate bill of sale, assignment and conveyance or other instrument pursuant to which Seller and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Seller's Purchase, Warranties and Servicing Agreement dated as of ______. Notwithstanding the foregoing, it is understood that the Assignor is not released from liability for any breaches of the representations and warranties made by the Assignor in the Purchase Agreement and the Assignee is not undertaking any such liability hereunder.

            The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Purchase Agreement.

            The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any all obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment Agreement.

            2. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Purchase Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Purchase Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            Each of the Seller and the Assignor represent and warrant to the Assignee that (a) the copy of the Purchase Agreement, attached hereto as Exhibit B, provided to the Assignee, is a true, complete and accurate copy of the Purchase Agreement, (b) the Purchase Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, (d) the Purchase Agreement contains all of the terms and conditions governing the sale of the Mortgage Loans by Seller to Assignor and the purchase of the Mortgage Loans by Assignor from Seller; provided, however, that the date of purchase and sale and the amount of payment for the Mortgage Loans may be set out in a Purchase Price and Terms Letter, as defined in the Purchase Agreement, and (e) Seller sold, conveyed and transferred each Mortgage Loan to Assignor pursuant to the Purchase Agreement.

            3. The Assignor warrants and represents to, and covenants with, the Assignee and the Seller that:

            (a) As of the date hereof, the Assignor is not in default under the Purchase Agreement;

            (b) The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase Agreement, free from any and all claims and encumbrances arising out of the Assignor's ownership thereof, and the Mortgage Loans, as well as the Purchase Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free and clear of all such liens, claims and encumbrances or any lien claim or encumbrance arising out of the ownership of the Mortgage Loans by any person at any time after Assignor first acquired any Mortgage Loan from the Seller;

            (c) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

            (d) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, or the Mortgage Loans;

            (e) The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to sell, transfer and assign the Mortgage Loans;

            (f) The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

            (h) The Assignor has paid the purchase price for the Mortgage Loans and has satisfied any conditions to closing required of it under the terms of the Purchase Agreement.

            4. The Assignee warrants and represents to, and covenants with, the Assignor and the Seller that:

            (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

            (b) The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

            (d) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans.

            5. The Seller warrants and represents to, and covenants with, the Assignor and the Assignee that:

            (a) The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans;

            (b) The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (d) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

            (e) As of the date hereof, the Seller is not in default under the Purchase Agreement; and

            (f) No event has occurred or has failed to occur, during the period commencing on date on which Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 3.02 of the Purchase Agreement untrue if such representations and warranties were made with respect to the Mortgage Loans effective as of the date hereof.

            Within sixty (60) days of the earlier of either, discovery by the Seller or notice to the Seller from the Assignee, of a breach of any of the foregoing representations and warranties with respect to a Mortgage Loan which materially and adversely affects the value of such Mortgage Loan or the Assignee's interests therein, the Seller shall use its best efforts to cure such breach in all material respects and, if such breach is not cured within such sixty (60) day period, the Seller shall, at the Assignee's option, repurchase such Mortgage Loan at a price equal to the unpaid principal balance of the Mortgage Loan as of the date or repurchase, plus accrued interest thereon to, but not including, the date of repurchase.

            In connection with any repurchase of a Mortgage Loan, the Assignee shall reassign the provisions of the Purchase Agreement to the Seller with respect to such Mortgage Loan, and provide for the prompt delivery of the related custodial file to the Seller or its designee, as applicable.

            6. From and after the date hereof, the Seller shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance from and after the date hereof of the Assignor's obligations with respect to the Mortgage Loans.

            In the event the Servicer has breached a representation or warranty under the Purchase Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Purchase Agreement) or purchase, or substitute for the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the related Purchase Agreement with respect to such Mortgage Loan

            7. Notice Addresses.

            (a) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  __________________________
                  __________________________
                  __________________________
                  Attention: ________________

            (b) The Assignor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:
                  __________________________
                  __________________________
                  __________________________
                  Attention: ________________

            (c) The Seller's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:
                  __________________________
                  __________________________
                  __________________________
                  Attention: ________________

            8. This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

            9. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Assignor or the Assignee, respectively, hereunder.

            10. No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            11. This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement by the Assignor.

            12. Notwithstanding the assignment of the Purchase Agreement by either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Seller or the Assignor unless assigned by separate written instrument.

            13. For the purpose for facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                       [signatures on following page]



            IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

                                  _________________________________
                                   Assignor


                                   By:  ___________________________
                                   Name:___________________________
                                   Title:__________________________


                                  _________________________________
                                   Assignee


                                   By:  ___________________________
                                   Name:___________________________
                                   Title:__________________________



                                  _________________________________
                                   Seller


                                   By:  ___________________________
                                   Name:___________________________
                                   Title:__________________________


                                   _________________________________
                                   Servicer


                                   By:  ___________________________
                                   Name:___________________________
                                   Title:__________________________





                                Exhibit E-1
                                -----------

                      Form of Monthly Servicing Report


Servicer investor code
Servicer investor category
Servicer loan ID
Sub-servicer loan ID
Interest rate pending rate
Servicer fee rate
P&I payment amount
Scheduled beginning balance
Scheduled principal
Scheduled gross interest
Curtailment collected amount
Adjustment amount
Service fee amount
PIF principal
PIF Interest Difference
Scheduled net interest
Scheduled ending balance
Seller loan ID
Actual beginning principal balance
Actual principal collected
Actual gross interest collected
Service fee collected
Actual net interest collected
Actual ending principal balance
Remittance amount
Pre-payment penalty amount
Due date
Actual paid date
PIF date
Last paid installment date
Next interest change date
Next P&I change date
Arm Index
Pend Index
Escrow balance
Escrow payment
Mortgage Insurance Certification Number
PMI Company Name




                                Exhibit E-2
                                -----------

                     Monthly Delinquency Report Sample

Borrower Loan Number

Borrower Name

Servicing Fee Rate

Interest Rate

Due Date

Outstanding Principal Balance

Escrow Balance

Monthly P&I Payment

Delinquent Payment Amount

Insurance

Bankruptcy Flag

Delinquency Bucket

State



Servicer will provide information the Purchaser with additional information related to delinquent loans, loans in foreclosure and REO property as reasonably requested.







                                                             Exhibit F
                                                             ---------

                                                       Mortgage Loan Schedule


  ANUM          RATE           OBAL               PBAL           FPDATE      MDATE     PDATE       OTERM         APPR        MARGIN
--------      -------      ------------       ------------       ------     -------    ------      -----     ------------    ------
12099982       6.375       $ 353,000.00       $ 352,344.35       1/1/02     12/1/31    2/1/02       360       $ 450,000.00    2.75
11068392        6.25       $ 649,999.00       $ 648,683.56       1/1/02      2/1/31    2/1/02       350      $1,100,000.00    2.75
12271961        6.25       $ 620,000.00       $ 619,411.72       2/1/02      1/1/32    2/1/02       360       $ 775,000.00    2.75
12094124       6.125       $ 380,000.00       $ 379,259.42       1/1/02     12/1/31    2/1/02       360       $ 475,000.00    2.75
12000162       6.375       $ 540,000.00       $ 538,997.04       1/1/02     12/1/31    2/1/02       360       $ 678,000.00    2.75
12255113        6.25       $ 364,400.00       $ 364,054.24       2/1/02      1/1/32    2/1/02       360       $ 455,500.00    2.75
12017356        6.75       $ 307,000.00       $ 306,469.87       1/1/02     12/1/31    2/1/02       360       $ 410,000.00    2.75
12127585        6.25       $ 648,000.00       $ 646,767.10       1/1/02     12/1/31    2/1/02       360       $ 810,000.00    2.75
12213302        6.25       $ 649,950.00       $ 649,333.30       2/1/02      1/1/32    2/1/02       360       $ 925,000.00    2.75
12180477       5.875       $ 311,000.00       $ 310,682.91       2/1/02      1/1/32    2/1/02       360       $ 510,000.00    2.75
12154407        6.25       $ 385,000.00       $ 384,634.69       2/1/02      1/1/32    2/1/02       360       $ 615,000.00    2.75
11842028           6       $ 392,000.00       $ 390,823.42      12/1/01     11/1/31    2/1/02       360       $ 490,000.00    2.75
12125290       6.125       $ 400,000.00       $ 399,611.22       2/1/02      1/1/32    2/1/02       360       $ 505,000.00    2.75
11978665         6.5       $ 380,000.00       $ 378,963.82      12/1/01     11/1/31    2/1/02       360       $ 653,000.00    2.75
12008942       6.625       $ 462,400.00       $ 461,581.41       1/1/02     12/1/31    2/1/02       360       $ 578,000.00    2.75
12138301           6       $ 376,000.00       $ 375,625.69       2/1/02      1/1/32    2/1/02       360       $ 470,000.00    2.75
12124665       5.875       $ 390,500.00       $ 389,701.77       1/1/02     12/1/31    2/1/02       360       $ 495,000.00    2.75
12172888       6.125       $ 444,000.00       $ 443,568.45       2/1/02      1/1/32    2/1/02       360       $ 698,645.00    2.75
11822632       6.875       $ 350,000.00       $ 348,512.78      10/1/01      9/1/31    2/1/02       360       $ 440,000.00    2.75
11990827       6.375       $ 328,100.00       $ 327,479.02       1/1/02     12/1/31    2/1/02       360       $ 390,000.00    2.75
10950574           6       $ 437,000.00       $ 436,014.81       1/1/02     12/1/30    2/1/02       348      $1,084,000.00    2.75
11676301       6.875       $ 373,500.00       $ 373,186.21       2/1/02      1/1/32    2/1/02       360       $ 415,000.00    2.75
10976462           6     $ 1,970,173.00      $1,967,555.92       2/1/02      2/1/28    2/1/02       313      $2,900,000.00    2.75
12056701         6.5       $ 970,000.00       $ 969,123.11       2/1/02      1/1/32    2/1/02       360      $4,600,000.00    2.75
12014064           7       $ 360,000.00       $ 356,952.13       1/1/02     12/1/31    2/1/02       360       $ 450,000.00    2.75
12012662       6.375       $ 316,800.00       $ 315,915.05      12/1/01     11/1/31    2/1/02       360       $ 396,000.00    2.75
11908290       5.875       $ 440,000.00       $ 439,100.60       1/1/02     12/1/31    2/1/02       360       $ 850,000.00    2.75
11998697       6.375       $ 677,250.00       $ 675,890.00       1/1/02     12/1/31    2/1/02       360       $ 980,000.00    2.75
12019931           7       $ 360,000.00       $ 359,408.10       1/1/02     12/1/31    2/1/02       360       $ 825,000.00    2.75
12055737       5.875       $ 484,000.00       $ 483,010.65       1/1/02     12/1/31    2/1/02       360       $ 650,000.00    2.75
12137550       6.125       $ 760,000.00       $ 759,261.32       2/1/02      1/1/32    2/1/02       360      $1,400,000.00    2.75
11456977         6.5       $ 493,600.00       $ 493,153.78       2/1/02      1/1/32    2/1/02       360       $ 617,000.00    2.75
11877412           7       $ 326,350.00       $ 326,082.49       2/1/02      1/1/32    2/1/02       360       $ 410,000.00    2.75
12008272        6.25       $ 977,000.00       $ 977,000.00       3/1/02      2/1/32    2/1/02       360      $1,500,000.00    2.75
12202818       6.375       $ 329,000.00       $ 329,000.00       3/1/02      2/1/32    2/1/02       360       $ 475,000.00    2.75
10978393        7.05       $ 865,585.00       $ 860,237.56      11/1/01      1/1/29    2/1/02       327      $1,225,000.00    2.75
11978723       6.125       $ 533,600.00       $ 532,036.17      12/1/01     11/1/31    2/1/02       360       $ 667,000.00    2.75
11866324         6.5       $ 600,000.00       $ 598,912.24       1/1/02     12/1/31    2/1/02       360       $ 800,000.00    2.75
12113130       5.875       $ 552,000.00       $ 550,859.35       1/1/02     12/1/31    2/1/02       360       $ 700,000.00    2.75
11942810        6.25       $ 636,000.00       $ 634,789.92       1/1/02     12/1/31    2/1/02       360       $ 845,000.00    2.75
12127551       5.875       $ 380,000.00       $ 379,223.24       1/1/02     12/1/31    2/1/02       360       $ 800,000.00    2.75
11908407       6.375       $ 400,000.00       $ 399,257.07       1/1/02     12/1/31    2/1/02       360       $ 530,000.00    2.75
12171468       6.625       $ 460,000.00       $ 459,186.04       1/1/02     12/1/31    2/1/02       360       $ 575,000.00    2.75
12143574           6       $ 438,000.00       $ 437,563.96       2/1/02      1/1/32    2/1/02       360       $ 490,000.00    2.75
12043584       6.375       $ 468,000.00       $ 467,566.53       2/1/02      1/1/32    2/1/02       360       $ 790,000.00    2.75
12084158        6.25       $ 419,000.00       $ 418,514.52       2/1/02      1/1/32    2/1/02       360       $ 660,000.00    2.75
12158721       6.375       $ 640,000.00       $ 639,407.23       2/1/02      1/1/32    2/1/02       360       $ 850,000.00    2.75
12012571         6.5       $ 405,600.00       $ 405,233.33       2/1/02      1/1/32    2/1/02       360       $ 507,000.00    2.75
12202693       6.375       $ 675,000.00       $ 675,000.00       3/1/02      2/1/32    2/1/02       360       $ 900,000.00    2.75
12025763       6.375       $ 466,000.00       $ 465,134.48       1/1/02     12/1/31    2/1/02       360       $ 590,000.00    2.75
12130720       6.125       $ 376,000.00       $ 375,267.23       1/1/02     12/1/31    2/1/02       360       $ 479,500.00    2.75
11985686       6.125       $ 540,000.00       $ 538,363.91       1/1/02     12/1/31    2/1/02       360      $1,400,000.00    2.75
11913423       6.125       $ 469,000.00       $ 468,085.98       1/1/02     12/1/31    2/1/02       360       $ 800,000.00    2.75
12130787       6.375       $ 535,000.00       $ 534,504.48       2/1/02      1/1/32    2/1/02       360       $ 875,000.00    2.75
11330594       6.875       $ 400,000.00       $ 398,698.21       2/1/02      1/1/32    2/1/02       360       $ 500,000.00    2.75
12130837         6.5       $ 730,000.00       $ 729,340.07       2/1/02      1/1/32    2/1/02       360       $ 975,000.00    2.75
12039483       6.375       $ 525,000.00       $ 524,024.90       1/1/02     12/1/31    2/1/02       360       $ 725,000.00    2.75
12074563       6.125       $ 464,000.00       $ 463,095.72       1/1/02     12/1/31    2/1/02       360       $ 580,000.00    2.75
8907222        6.375       $ 283,369.00       $ 282,756.84       1/1/02     12/1/29    2/1/02       336       $ 309,000.00    2.75
10223485       6.875       $ 373,393.00       $ 370,037.85       2/1/02      5/1/30    2/1/02       340       $ 560,000.00    2.75
12085361        5.75       $ 367,000.00       $ 365,844.95      12/1/01     11/1/31    2/1/02       360       $ 465,000.00    2.75
12131694       6.625       $ 395,000.00       $ 394,060.61       1/1/02     12/1/31    2/1/02       360       $ 595,000.00    2.75
12080321       6.375       $ 397,600.00       $ 396,861.52       1/1/02     12/1/31    2/1/02       360       $ 497,000.00    2.75
11896974        6.75       $ 400,000.00       $ 395,402.40       1/1/02     12/1/31    2/1/02       360       $ 500,000.00    2.75
11655404       6.625       $ 323,200.00       $ 322,628.11       1/1/02     12/1/31    2/1/02       360       $ 575,000.00    2.75
11907193        6.25       $ 560,000.00       $ 559,468.65       2/1/02      1/1/32    2/1/02       360       $ 700,000.00    2.75
11872835       6.375       $ 790,000.00       $ 788,924.28       2/1/02      1/1/27    2/1/02       300      $1,100,000.00    2.75
11694072        7.75       $ 352,000.00       $ 350,485.04       9/1/01      8/1/31    2/1/02       360       $ 470,000.00    2.75
11694254           7       $ 300,000.00       $ 298,756.02      10/1/01      9/1/31    2/1/02       360       $ 440,000.00    2.75
12047171        6.25       $ 425,000.00       $ 424,191.38       1/1/02     12/1/31    2/1/02       360      $1,450,000.00    2.75
12183547         6.5       $ 445,000.00       $ 443,410.42       2/1/02      1/1/22    2/1/02       240       $ 655,000.00    2.75
12126595           6       $ 649,900.00       $ 648,499.29       1/1/02     12/1/31    2/1/02       360       $ 850,000.00    2.75
10793503         6.5       $ 437,000.00       $ 436,139.66       1/1/02     11/1/30    2/1/02       347       $ 515,000.00    2.75
10681567           6       $ 639,638.00       $ 638,936.74       2/1/02      9/1/30    2/1/02       344       $ 800,000.00    2.75
11575917       6.625       $ 405,000.00       $ 403,193.55      10/1/01      9/1/31    2/1/02       360       $ 540,000.00    2.75
11866357       6.125       $ 350,000.00       $ 348,970.53      12/1/01     11/1/31    2/1/02       360       $ 555,000.00    2.75
10723203       6.375       $ 355,694.00       $ 343,589.57      12/1/01     10/1/30    2/1/02       347       $ 400,000.00    2.75
10740470         6.5       $ 319,802.00       $ 318,855.01      12/1/01     10/1/30    2/1/02       347       $ 450,000.00    2.75
11951936         6.5       $ 600,000.00       $ 598,912.24       1/1/02     12/1/31    2/1/02       360       $ 800,000.00    2.75
11998739           6       $ 400,001.00       $ 398,998.52       1/1/02     12/1/31    2/1/02       360       $ 607,600.00    2.75
12047106       6.625       $ 375,000.00       $ 374,336.46       1/1/02     12/1/31    2/1/02       360       $ 565,000.00    2.75
12197430        6.25       $ 950,000.00       $ 948,192.50       1/1/02     12/1/31    2/1/02       360      $2,000,000.00    2.75
12058376       5.875       $ 625,363.00       $ 624,084.70       1/1/02     12/1/31    2/1/02       360       $ 925,000.00    2.75
12057337       5.875       $ 350,000.00       $ 349,284.55       1/1/02     12/1/31    2/1/02       360       $ 600,000.00    2.75
10032415       6.625       $ 999,999.00       $ 994,039.39       1/1/02      9/1/30    2/1/02       345      $1,600,000.00    2.75
11866308       6.125       $ 380,000.00       $ 379,259.42       1/1/02     12/1/31    2/1/02       360       $ 475,000.00    2.75
11866316       6.375       $ 980,000.00       $ 978,179.82       1/1/02     12/1/31    2/1/02       360      $1,400,000.00    2.75
12210001        6.25       $ 605,000.00       $ 603,848.91       1/1/02     12/1/31    2/1/02       360       $ 950,000.00    2.75
10589398         6.5       $ 993,568.00       $ 991,586.79       1/1/02      9/1/30    2/1/02       345      $1,450,000.00    2.75
12108908        6.75       $ 400,000.00       $ 399,555.60       2/1/02      1/1/32    2/1/02       360       $ 626,300.00    2.75
12108924        6.75       $ 650,000.00       $ 649,440.36       2/1/02      1/1/32    2/1/02       360      $1,275,700.00    2.75
12249702        6.25       $ 440,000.00       $ 439,582.51       2/1/02      1/1/32    2/1/02       360       $ 564,700.00    2.75
12021283       6.125       $ 560,000.00       $ 559,455.71       2/1/02      1/1/32    2/1/02       360      $2,000,000.00    2.75
12121281        6.75       $ 375,000.00       $ 374,677.13       2/1/02      1/1/32    2/1/02       360       $ 495,000.00    2.75
12223855           6       $ 795,000.00       $ 794,208.57       2/1/02      1/1/32    2/1/02       360      $1,080,000.00    2.75
12017950        6.25       $ 324,000.00       $ 323,692.57       2/1/02      1/1/32    2/1/02       360       $ 432,000.00    2.75
10713089        6.25       $ 699,929.00       $ 699,209.31       2/1/02     12/1/30    2/1/02       347      $1,100,000.00    2.75
10972149       6.125       $ 431,682.00       $ 431,230.58       2/1/02      1/1/31    2/1/02       348       $ 565,000.00    2.75
12156873         6.5       $ 317,500.00       $ 317,212.97       2/1/02      1/1/32    2/1/02       360       $ 410,000.00    2.75
11966991        6.25       $ 843,750.00       $ 842,144.65       1/1/02     12/1/31    2/1/02       360      $1,125,000.00    2.75
12161873       6.125       $ 387,000.00       $ 382,614.55       2/1/02      1/1/32    2/1/02       360       $ 486,151.00    2.75
11966900       6.625       $ 390,000.00       $ 388,962.00      12/1/01     11/1/31    2/1/02       360       $ 615,000.00    2.75
12093621         6.5       $ 640,000.00       $ 639,421.43       2/1/02      1/1/32    2/1/02       360       $ 875,000.00    2.75
12176632       6.125       $ 352,000.00       $ 351,314.01       1/1/02     12/1/31    2/1/02       360       $ 460,000.00    2.75
11949633         6.5       $ 325,000.00       $ 324,410.79       1/1/02     12/1/31    2/1/02       360       $ 430,000.00    2.75
10218238       6.125       $ 399,039.00       $ 398,197.14       1/1/02     11/1/30    2/1/02       347       $ 470,000.00    2.75
11951365       6.875       $ 585,000.00       $ 584,508.52       2/1/02      1/1/32    2/1/02       360       $ 797,000.00    2.75
12121265           6       $ 448,000.00       $ 447,554.01       2/1/02      1/1/32    2/1/02       360       $ 625,000.00    2.75
12168308       6.125       $ 350,000.00       $ 349,659.82       2/1/02      1/1/32    2/1/02       360       $ 440,000.00    2.75
12122933       5.875       $ 365,600.00       $ 365,227.25       2/1/02      1/1/32    2/1/02       360       $ 457,000.00    2.75
12061867       6.375       $ 999,950.00       $ 998,092.76       1/1/02     12/1/31    2/1/02       360      $2,700,000.00    2.75
12129003       6.625       $ 665,000.00       $ 663,823.32       1/1/02     12/1/31    2/1/02       360      $1,120,000.00    2.75
12065348           6       $ 638,000.00       $ 636,726.54       1/1/02     12/1/31    2/1/02       360       $ 865,000.00    2.75
12065330           6       $ 420,000.00       $ 419,161.67       1/1/02     12/1/31    2/1/02       360       $ 960,000.00    2.75
11031721       6.375       $ 775,000.00       $ 773,560.56       1/1/02     12/1/31    2/1/02       360      $1,150,000.00    2.75
12157681           7       $ 999,950.00       $ 999,130.34       2/1/02      1/1/32    2/1/02       360      $2,100,000.00    2.75
12082657        6.25       $ 405,650.00       $ 405,265.10       2/1/02      1/1/32    2/1/02       360       $ 475,000.00    2.75
12147567       6.125       $ 450,000.00       $ 449,123.02       1/1/02     12/1/31    2/1/02       360       $ 566,000.00    2.75
12156832       6.375       $ 500,000.00       $ 499,536.90       2/1/02      1/1/32    2/1/02       360       $ 625,000.00    2.75
12082533       6.125       $ 302,000.00       $ 301,411.44       1/1/02     12/1/31    2/1/02       360       $ 405,000.00    2.75
12058160       5.875       $ 423,000.00       $ 422,135.35       1/1/02     12/1/31    2/1/02       360       $ 550,000.00    2.75
11877750           6       $ 581,500.00       $ 580,339.33       1/1/02     12/1/31    2/1/02       360      $1,150,000.00    2.75
12061909         6.5       $ 396,000.00       $ 395,282.08       1/1/02     12/1/31    2/1/02       360       $ 600,000.00    2.75
11312873       6.125       $ 524,000.00       $ 522,978.80       1/1/02     12/1/31    2/1/02       360       $ 850,000.00    2.75
12014965         6.5       $ 408,000.00       $ 407,631.16       2/1/02      1/1/32    2/1/02       360       $ 575,000.00    2.75
12015715       6.625       $ 355,820.00       $ 355,506.06       2/1/02      1/1/32    2/1/02       360       $ 450,000.00    2.75
12015475        6.25       $ 495,000.00       $ 494,058.18       1/1/02     12/1/31    2/1/02       360       $ 660,000.00    2.75
11908779       6.375       $ 397,500.00       $ 396,761.70       1/1/02     12/1/31    2/1/02       360       $ 450,000.00    2.75
11913498       6.625       $ 340,800.00       $ 340,196.98       1/1/02     12/1/31    2/1/02       360       $ 426,000.00    2.75
12173068         6.5       $ 875,000.00       $ 875,000.00       3/1/02      2/1/32    2/1/02       360      $1,250,000.00    2.75
12059374        6.25       $ 349,000.00       $ 348,335.97       1/1/02     12/1/31    2/1/02       360       $ 577,000.00    2.75
12093092        6.75       $ 486,000.00       $ 481,454.75       1/1/02     12/1/31    2/1/02       360       $ 630,000.00    2.75
12065553         6.5       $ 374,500.00       $ 374,161.44       2/1/02      1/1/32    2/1/02       360       $ 452,000.00    2.75
12131702           6       $ 363,000.00       $ 362,275.45       1/1/02     12/1/31    2/1/02       360       $ 460,000.00    2.75
12172979       6.125       $ 368,800.00       $ 368,382.42       2/1/02      1/1/32    2/1/02       360       $ 461,000.00    2.75
12053674        5.75       $ 327,500.00       $ 326,602.26       1/1/02     12/1/31    2/1/02       360       $ 512,000.00    2.75
11979630        6.25       $ 350,000.00       $ 349,667.90       2/1/02      1/1/32    2/1/02       360       $ 950,000.00    2.75
12137352        6.25       $ 830,000.00       $ 829,212.46       2/1/02      1/1/32    2/1/02       360      $2,000,000.00    2.75
12047122       6.375       $ 649,990.00       $ 649,387.97       2/1/02      1/1/32    2/1/02       360       $ 900,000.00    2.75
12090569       6.125       $ 460,000.00       $ 459,552.91       2/1/02      1/1/32    2/1/02       360       $ 575,000.00    2.75
12056792        6.25       $ 466,000.00       $ 465,299.39       2/1/02      1/1/26    2/1/02       288      $2,100,000.00    2.75
12137311        6.25     $ 1,300,000.00      $1,298,766.50       2/1/02      1/1/32    2/1/02       360      $4,300,000.00    2.75
12056784        6.25       $ 999,990.00       $ 999,990.00       3/1/02      2/1/32    2/1/02       360      $2,450,000.00    2.75
12081121       6.125       $ 396,000.00       $ 394,839.43      12/1/01     11/1/31    2/1/02       360       $ 730,000.00    2.75
12173001        6.25       $ 500,000.00       $ 499,525.58       2/1/02      1/1/32    2/1/02       360       $ 750,000.00    2.75
12186854           6       $ 525,000.00       $ 524,325.00       2/1/02      1/1/32    2/1/02       360       $ 700,000.00    2.75
12186821           6       $ 297,000.00       $ 296,704.33       2/1/02      1/1/32    2/1/02       360       $ 540,000.00    2.75
12056743       6.625       $ 490,000.00       $ 485,288.92       1/1/02     12/1/31    2/1/02       360       $ 615,000.00    2.75
12179842       6.875       $ 488,000.00       $ 487,590.01       2/1/02      1/1/32    2/1/02       360       $ 610,000.00    2.75
12075859       5.875       $ 405,000.00       $ 404,172.14       1/1/02     12/1/31    2/1/02       360       $ 619,000.00    2.75
11972585        6.25       $ 628,000.00       $ 626,805.14       1/1/02     12/1/31    2/1/02       360       $ 800,000.00    2.75
12136131       6.125       $ 642,600.00       $ 641,340.04       1/1/02     12/1/31    2/1/02       360       $ 857,000.00    2.75
12169777        6.25       $ 520,000.00       $ 519,010.63       1/1/02     12/1/31    2/1/02       360       $ 650,000.00    2.75
11942018       6.375       $ 325,000.00       $ 324,396.36       1/1/02     12/1/31    2/1/02       360       $ 480,000.00    2.75
12022919       6.875       $ 337,500.00       $ 336,931.28       1/1/02     12/1/31    2/1/02       360       $ 375,000.00    2.75
12202883       6.375       $ 353,000.00       $ 352,673.04       2/1/02      1/1/32    2/1/02       360       $ 663,000.00    2.75
12057006       6.125       $ 400,000.00       $ 399,220.45       1/1/02     12/1/31    2/1/02       360       $ 500,000.00    2.75
12166963       6.125       $ 520,000.00       $ 518,986.60       1/1/02     12/1/31    2/1/02       360       $ 815,000.00    2.75
11932159         6.5       $ 351,000.00       $ 350,682.69       2/1/02      1/1/32    2/1/02       360       $ 660,000.00    2.75
11943701         6.5       $ 360,000.00       $ 359,674.55       2/1/02      1/1/32    2/1/02       360       $ 453,000.00    2.75
11879335       6.375       $ 371,250.00       $ 370,560.47       1/1/02     12/1/31    2/1/02       360       $ 415,000.00    2.75
12135539           6       $ 382,500.00       $ 382,119.21       2/1/02      1/1/32    2/1/02       360       $ 775,000.00    2.75
12107066       5.875       $ 407,000.00       $ 406,168.05       1/1/02     12/1/31    2/1/02       360       $ 600,000.00    2.75
12008249        6.25       $ 400,000.00       $ 399,238.95       1/1/02     12/1/31    2/1/02       360       $ 600,000.00    2.75
11526993           6       $ 370,000.00       $ 369,261.48       1/1/02     12/1/31    2/1/02       360       $ 425,000.00    2.75
11770344       6.375       $ 342,500.00       $ 342,081.36       2/1/02      1/1/32    2/1/02       360       $ 485,000.00    2.75
12171377        6.75       $ 825,000.00       $ 823,575.38       1/1/02     12/1/31    2/1/02       360      $1,100,000.00    2.75
11956497         6.5       $ 533,500.00       $ 532,532.79       1/1/02     12/1/31    2/1/02       360       $ 715,000.00    2.75
12093159       6.375       $ 475,000.00       $ 474,081.15       1/1/02     12/1/31    2/1/02       360       $ 740,000.00    2.75
11993664       6.625       $ 931,500.00       $ 930,678.16       2/1/02      1/1/32    2/1/02       360      $1,300,000.00    2.75
12189437       5.875       $ 518,150.00       $ 517,595.69       2/1/02      1/1/32    2/1/02       360       $ 650,000.00    2.75
11985389       6.125       $ 450,000.00       $ 449,123.02       1/1/02     12/1/31    2/1/02       360       $ 745,000.00    2.75
10837060       6.875       $ 359,552.00       $ 358,946.11       1/1/02     12/1/31    2/1/02       360       $ 453,000.00    2.75
12011771       6.125       $ 450,000.00       $ 449,562.63       2/1/02      1/1/32    2/1/02       360       $ 680,000.00    2.75
12187860         6.5       $ 385,000.00       $ 384,651.95       2/1/02      1/1/32    2/1/02       360       $ 580,000.00    2.75
12241428       6.625       $ 316,200.00       $ 315,921.02       2/1/02      1/1/32    2/1/02       360       $ 490,000.00    2.75
12087037       6.125       $ 570,000.00       $ 570,000.00       3/1/02      2/1/32    2/1/02       360       $ 740,000.00    2.75
12273702         6.5       $ 455,000.00       $ 455,000.00       3/1/02      2/1/32    2/1/02       360       $ 801,000.00    2.75
12040101         6.5       $ 550,000.00       $ 548,500.18       1/1/02     12/1/31    2/1/02       360       $ 925,000.00    2.75
12174611        6.25       $ 564,000.00       $ 562,926.91       1/1/02     12/1/31    2/1/02       360       $ 705,000.00    2.75
11944816       6.375       $ 371,300.00       $ 370,956.10       2/1/02      1/1/32    2/1/02       360       $ 465,000.00    2.75
11968773           6       $ 532,000.00       $ 530,938.13       1/1/02     12/1/31    2/1/02       360       $ 665,000.00    2.75
12176707       6.625       $ 337,500.00       $ 337,183.03       2/1/02      1/1/32    2/1/02       360       $ 375,000.00    2.75
                                            $92,418,055.96



  ANUM         FRCDT    FACAP      NRCDT    ACAP    LCAP     MAXRATE      MINRATE   STATE    FICO      SFEE       OLTV        CLTV
---------     ------    -----     -------   ----    ----     -------      -------   -----    ----      ----       ----        ----
12099982       1/1/05     2       1/1/05     2       6        12.375        2.75     AZ       794      0.375      79.83       79.83
11068392       1/1/05     2       1/1/05     2       6         12.25        2.75     CA       710      0.375      59.09       59.09
12271961       2/1/05     2       2/1/05     2       6         12.25        2.75     CA       703      0.375         80       89.94
12094124       1/1/05     2       1/1/05     2       6        12.125        2.75     CA       679      0.375         80          95
12000162       1/1/07     2       1/1/07     2       5        11.375        2.75     CA       716       0.25      79.65       79.65
12255113       2/1/07     2       2/1/07     2       5         11.25        2.75     CA       776       0.25         80          95
12017356       1/1/07     2       1/1/07     2       5         11.75        2.75     CA       680       0.25      74.88       74.88
12127585       1/1/07     2       1/1/07     2       5         11.25        2.75     CA       773       0.25         80          90
12213302       2/1/07     2       2/1/07     2       5         11.25        2.75     CA       679       0.25      70.65       89.99
12180477       2/1/05     2       2/1/05     2       6        11.875        2.75     CA       779      0.375      60.98       60.98
12154407       2/1/05     2       2/1/05     2       6         12.25        2.75     CA       753      0.375       62.6        62.6
11842028      12/1/06     2      12/1/06     2       5            11        2.75     CA       670       0.25         80          80
12125290       2/1/05     2       2/1/05     2       6        12.125        2.75     CA       778      0.375      79.21       79.21
11978665      12/1/04     2      12/1/04     2       6          12.5        2.75     CA       773      0.375      58.19       58.19
12008942       1/1/07     2       1/1/07     2       5        11.625        2.75     CA       660       0.25         80          80
12138301       2/1/05     2       2/1/05     2       6            12        2.75     CA       639      0.375         80          90
12124665       1/1/05     2       1/1/05     2       6        11.875        2.75     CA       761      0.375      78.89          80
12172888       2/1/05     2       2/1/05     2       6        12.125        2.75     CA       775      0.375      63.55       63.55
11822632      10/1/06     2      10/1/06     2       5        11.875        2.75     CO       714       0.25      79.55       79.55
11990827       1/1/07     2       1/1/07     2       5        11.375        2.75     CO       620       0.25      84.13       84.13
10950574       1/1/05     2       1/1/05     2       6            12        2.75     CO       717      0.375      40.31       40.31
11676301       2/1/07     2       2/1/07     2       5        11.875        2.75     FL       705       0.25         90          90
10976462       2/1/05     2       2/1/05     2       6            12        2.75     FL       734      0.375      67.94       67.94
12056701       2/1/07     2       2/1/07     2       5          11.5        2.75     FL       741       0.25      21.09       21.09
12014064       1/1/09     5       1/1/09     2       5            12        2.75     GA       796       0.25         80          80
12012662      12/1/04     2      12/1/04     2       6        12.375        2.75     IL       724      0.375         80          80
11908290       1/1/05     2       1/1/05     2       6        11.875        2.75     IL       644      0.375      51.76       85.29
11998697       1/1/07     2       1/1/07     2       5        11.375        2.75     IL       760       0.25         70          70
12019931       1/1/12     2       1/1/12     2       6            13        2.75     IL       753       0.25      43.64       43.64
12055737       1/1/05     2       1/1/05     2       6        11.875        2.75     IL       709      0.375      74.46       74.46
12137550       2/1/05     2       2/1/05     2       6        12.125        2.75     IL       769      0.375      54.29       54.29
11456977       2/1/07     2       2/1/07     2       5          11.5        2.75     IL       770       0.25         80          80
11877412       2/1/07     2       2/1/07     2       5            12        2.75     IL       617       0.25       79.6        79.6
12008272       3/1/07     2       3/1/07     2       5         11.25        2.75     IL       740       0.25      65.13       78.46
12202818       3/1/07     2       3/1/07     2       5        11.375        2.75     IL       761       0.25      69.26       86.11
10978393      11/1/11     2      11/1/11     2       6         13.05        2.75     IL       774       0.25      70.66       70.66
11978723      12/1/04     2      12/1/04     2       6        12.125        2.75     IL       725      0.375         80          80
11866324       1/1/07     2       1/1/07     2       5          11.5        2.75     IL       675       0.25         75          75
12113130       1/1/05     2       1/1/05     2       6        11.875        2.75     IL       658      0.375      78.86       78.86
11942810       1/1/07     2       1/1/07     2       5         11.25        2.75     IL       635       0.25      75.27       81.18
12127551       1/1/05     2       1/1/05     2       6        11.875        2.75     IL       772      0.375       47.5       76.13
11908407       1/1/07     2       1/1/07     2       5        11.375        2.75     IL       777       0.25      75.47       75.47
12171468       1/1/07     2       1/1/07     2       5        11.625        2.75     IL       753       0.25         80          80
12143574       2/1/05     2       2/1/05     2       6            12        2.75     IL       697      0.375      89.39       89.39
12043584       2/1/07     2       2/1/07     2       5        11.375        2.75     IL       719       0.25      59.24       59.24
12084158       2/1/05     2       2/1/05     2       6         12.25        2.75     IL       631      0.375      63.48        89.1
12158721       2/1/07     2       2/1/07     2       5        11.375        2.75     IL       672       0.25         80          80
12012571       2/1/07     2       2/1/07     2       5          11.5        2.75     IL       696       0.25         80          80
12202693       3/1/05     2       3/1/05     2       6        12.375        2.75     IL       691      0.375      74.37       74.37
12025763       1/1/07     2       1/1/07     2       5        11.375        2.75     IN       660       0.25      78.98       90.51
12130720       1/1/07     2       1/1/07     2       5        11.125        2.75     IN       765       0.25      78.42       78.42
11985686       1/1/07     2       1/1/07     2       5        11.125        2.75     IN       664       0.25      38.57       38.57
11913423       1/1/05     2       1/1/05     2       6        12.125        2.75     IN       657      0.375      58.63       58.63
12130787       2/1/07     2       2/1/07     2       5        11.375        2.75     IN       704       0.25      61.14       61.14
11330594       2/1/07     2       2/1/07     2       5        11.875        2.75     IN       743       0.25         80          80
12130837       2/1/07     2       2/1/07     2       5          11.5        2.75     IN       767       0.25      74.87       90.26
12039483       1/1/07     2       1/1/07     2       5        11.375        2.75     KY       718       0.25      72.41       72.41
12074563       1/1/07     2       1/1/07     2       5        11.125        2.75     KY       777       0.25         80          80
8907222        1/1/05     2       1/1/05     2       6        12.375        2.75     LA       635      0.375      91.71       91.71
10223485       2/1/07     2       2/1/07     2       5        11.875        2.75     LA       707       0.25      66.14       66.14
12085361      12/1/04     2      12/1/04     2       6         11.75        2.75     MA       786      0.375      78.92       78.92
12131694       1/1/07     2       1/1/07     2       5        11.625        2.75     MA       659       0.25      66.39       66.39
12080321       1/1/07     2       1/1/07     2       5        11.375        2.75     MD       711       0.25         80       94.49
11896974       1/1/05     2       1/1/05     2       6         12.75        2.75     MI       676      0.375         80          80
11655404       1/1/07     2       1/1/07     2       5        11.625        2.75     MI       646       0.25      56.21       56.21
11907193       2/1/05     2       2/1/05     2       6         12.25        2.75     MI       680      0.375         80          80
11872835       2/1/07     2       2/1/07     2       5        11.375        2.75     MI       637       0.25      71.82       92.27
11694072       9/1/11     2       9/1/11     2       6         13.75        2.75     MI       750       0.25      74.89       74.89
11694254      10/1/06     2      10/1/06     2       5            12        2.75     MI       746       0.25      68.18       68.18
12047171       1/1/07     2       1/1/07     2       5         11.25        2.75     MI       732       0.25      29.31       29.31
12183547       2/1/07     2       2/1/07     2       5          11.5        2.75     MI       740       0.25      67.94       67.94
12126595       1/1/05     2       1/1/05     2       6            12        2.75     MI       708      0.375      76.46       76.46
10793503       1/1/07     2       1/1/07     2       5          11.5        2.75     NC       703       0.25      84.85       84.85
10681567       2/1/05     2       2/1/05     2       6            12        2.75     NV       725      0.375      79.95       79.95
11575917      10/1/06     2      10/1/06     2       5        11.625        2.75     CO       770       0.25         75          75
11866357      12/1/04     2      12/1/04     2       6        12.125        2.75     CO       629      0.375      63.06       72.07
10723203      12/1/06     2      12/1/06     2       5        11.375        2.75     CO       737       0.25      88.92       88.92
10740470      12/1/04     2      12/1/04     2       6          12.5        2.75     UT       741      0.375      79.88       79.88
11951936       1/1/07     2       1/1/07     2       5          11.5        2.75     VA       652       0.25         75          75
11998739       1/1/07     2       1/1/07     2       5            11        2.75     MI       745       0.25      65.83       65.83
12047106       1/1/07     2       1/1/07     2       5        11.625        2.75     MI       744       0.25      66.37       66.37
12197430       1/1/07     2       1/1/07     2       5         11.25        2.75     TX       767       0.25       47.5        47.5
12058376       1/1/07     2       1/1/07     2       5        10.875        2.75     TX       754       0.25      67.61       67.61
12057337       1/1/05     2       1/1/05     2       6        11.875        2.75     CO       671      0.375      58.33       58.33
10032415       1/1/05     2       1/1/05     2       6        12.625        2.75     CO       738      0.375       62.5        62.5
11866308       1/1/05     2       1/1/05     2       6        12.125        2.75     CO       655      0.375         80          80
11866316       1/1/07     2       1/1/07     2       5        11.375        2.75     CO       722       0.25         70          70
12210001       1/1/07     2       1/1/07     2       5         11.25        2.75     UT       690       0.25      63.68       63.68
10589398       1/1/05     2       1/1/05     2       6          12.5        2.75     UT       684      0.375      68.52       68.52
12108908       2/1/07     2       2/1/07     2       5         11.75        2.75     MI       767       0.25         64          64
12108924       2/1/07     2       2/1/07     2       5         11.75        2.75     MI       732       0.25      50.95       70.55
12249702       2/1/05     2       2/1/05     2       6         12.25        2.75     WI       789      0.375         80          80
12021283       2/1/07     2       2/1/07     2       5        11.125        2.75     TX       697       0.25         70          70
12121281       2/1/09     5       2/1/09     2       5         11.75        2.75     TX       715       0.25      78.95       78.95
12223855       2/1/05     2       2/1/05     2       6            12        2.75     CO       749      0.375         75          95
12017950       2/1/07     2       2/1/07     2       5         11.25        2.75     UT       688       0.25         75          75
10713089       2/1/05     2       2/1/05     2       6         12.25        2.75     UT       652      0.375      67.54       67.54
10972149       2/1/05     2       2/1/05     2       6        12.125        2.75     UT       682      0.375       76.4        76.4
12156873       2/1/07     2       2/1/07     2       5          11.5        2.75     OH       606       0.25      77.44       85.98
11966991       1/1/07     2       1/1/07     2       5         11.25        2.75     OH       746       0.25         75          75
12161873       2/1/07     2       2/1/07     2       5        11.125        2.75     OH       706       0.25       79.6        79.6
11966900      12/1/11     2      12/1/11     2       6        12.625        2.75     OH       695       0.25      63.41       63.41
12093621       2/1/07     2       2/1/07     2       5          11.5        2.75     PA       662       0.25      73.18       73.18
12176632       1/1/07     2       1/1/07     2       5        11.125        2.75     VA       699       0.25         80          80
11949633       1/1/07     2       1/1/07     2       5          11.5        2.75     WI       693       0.25      75.58       75.58
10218238       1/1/05     2       1/1/05     2       6        12.125        2.75     WI       676      0.375       84.9        84.9
11951365       2/1/12     2       2/1/12     2       6        12.875        2.75     WI       736       0.25       73.4        73.4
12121265       2/1/05     2       2/1/05     2       6            12        2.75     CT       746      0.375      71.68       71.68
12168308       2/1/07     2       2/1/07     2       5        11.125        2.75     MD       706       0.25      79.55       79.55
12122933       2/1/05     2       2/1/05     2       6        11.875        2.75     MD       641      0.375         80          80
12061867       1/1/07     2       1/1/07     2       5        11.375        2.75     GA       647       0.25      37.04       37.04
12129003       1/1/09     5       1/1/09     2       5        11.625        2.75     FL       772       0.25      59.38       59.38
12065348       1/1/07     2       1/1/07     2       5            11        2.75     OH       666       0.25      73.76       88.21
12065330       1/1/07     2       1/1/07     2       5            11        2.75     OH       775       0.25      43.75       69.79
11031721       1/1/07     2       1/1/07     2       5        11.375        2.75     OH       640       0.25      67.39       67.39
12157681       2/1/09     5       2/1/09     2       5            12        2.75     OH       736       0.25      47.62       76.19
12082657       2/1/05     2       2/1/05     2       6         12.25        2.75     OH       649      0.375       85.4        85.4
12147567       1/1/07     2       1/1/07     2       5        11.125        2.75     OH       728       0.25      79.51       79.51
12156832       2/1/07     2       2/1/07     2       5        11.375        2.75     OH       708       0.25         80          80
12082533       1/1/05     2       1/1/05     2       6        12.125        2.75     OH       759      0.375      74.57       74.57
12058160       1/1/05     2       1/1/05     2       6        11.875        2.75     OH       624      0.375      76.91       76.91
11877750       1/1/05     2       1/1/05     2       6            12        2.75     OH       685      0.375      50.57       50.57
12061909       1/1/07     2       1/1/07     2       5          11.5        2.75     OH       619       0.25         66          66
11312873       1/1/05     2       1/1/05     2       6        12.125        2.75     MI       733      0.375      61.65       61.65
12014965       2/1/07     2       2/1/07     2       5          11.5        2.75     MI       698       0.25      70.96       70.96
12015715       2/1/07     2       2/1/07     2       5        11.625        2.75     MI       704       0.25      79.07       79.07
12015475       1/1/07     2       1/1/07     2       5         11.25        2.75     MI       753       0.25         75          75
11908779       1/1/07     2       1/1/07     2       5        11.375        2.75     MI       629       0.25      88.33       88.33
11913498       1/1/12     2       1/1/12     2       6        12.625        2.75     MI       768       0.25         80          80
12173068       3/1/07     2       3/1/07     2       5          11.5        2.75     MI       671       0.25         70          70
12059374       1/1/05     2       1/1/05     2       6         12.25        2.75     MI       711      0.375      60.49       60.49
12093092       1/1/09     5       1/1/09     2       5         11.75        2.75     MI       679       0.25      77.14       77.14
12065553       2/1/07     2       2/1/07     2       5          11.5        2.75     MI       642       0.25      82.85       82.85
12131702       1/1/05     2       1/1/05     2       6            12        2.75     MI       708      0.375      78.91       78.91
12172979       2/1/07     2       2/1/07     2       5        11.125        2.75     MI       727       0.25         80          80
12053674       1/1/05     2       1/1/05     2       6         11.75        2.75     MI       666      0.375      63.96       63.96
11979630       2/1/05     2       2/1/05     2       6         12.25        2.75     MI       790      0.375      36.84       36.84
12137352       2/1/07     2       2/1/07     2       5         11.25        2.75     MI       785       0.25       41.5        41.5
12047122       2/1/07     2       2/1/07     2       5        11.375        2.75     MI       716       0.25      72.22       72.22
12090569       2/1/07     2       2/1/07     2       5        11.125        2.75     MI       753       0.25         80          80
12056792       2/1/07     2       2/1/07     2       5         11.25        2.75     MI       689       0.25      22.19       22.19
12137311       2/1/05     2       2/1/05     2       6         12.25        2.75     MI       752      0.375      30.23       30.23
12056784       3/1/07     2       3/1/07     2       5         11.25        2.75     MI       692       0.25      40.82       40.82
12081121      12/1/04     2      12/1/04     2       6        12.125        2.75     MI       660      0.375      54.25       54.25
12173001       2/1/07     2       2/1/07     2       5         11.25        2.75     MI       740       0.25      66.67       66.67
12186854       2/1/05     2       2/1/05     2       6            12        2.75     MI       747      0.375         75          75
12186821       2/1/05     2       2/1/05     2       6            12        2.75     MI       736      0.375         55          55
12056743       1/1/07     2       1/1/07     2       5        11.625        2.75     MI       781       0.25      79.67       79.67
12179842       2/1/07     2       2/1/07     2       5        11.875        2.75     MI       681       0.25         80          80
12075859       1/1/05     2       1/1/05     2       6        11.875        2.75     MI       762      0.375      65.43       65.43
11972585       1/1/07     2       1/1/07     2       5         11.25        2.75     MN       637       0.25       78.5       83.37
12136131       1/1/05     2       1/1/05     2       6        12.125        2.75     IL       753      0.375         75       89.98
12169777       1/1/05     2       1/1/05     2       6         12.25        2.75     IL       798      0.375         80          80
11942018       1/1/07     2       1/1/07     2       5        11.375        2.75     IL       769       0.25      67.71       67.71
12022919       1/1/05     2       1/1/05     2       6        12.875        2.75     IL       709      0.375         90          90
12202883       2/1/07     2       2/1/07     2       5        11.375        2.75     IL       788       0.25      53.24       53.24
12057006       1/1/07     2       1/1/07     2       5        11.125        2.75     IL       783       0.25         80          80
12166963       1/1/07     2       1/1/07     2       5        11.125        2.75     IL       638       0.25       63.8        63.8
11932159       2/1/07     2       2/1/07     2       5          11.5        2.75     IL       709       0.25      53.18       53.18
11943701       2/1/05     2       2/1/05     2       6          12.5        2.75     IL       682      0.375         80          80
11879335       1/1/07     2       1/1/07     2       5        11.375        2.75     IL       679       0.25         90          90
12135539       2/1/07     2       2/1/07     2       5            11        2.75     IL       777       0.25      49.35       49.35
12107066       1/1/05     2       1/1/05     2       6        11.875        2.75     IL       693      0.375      67.83       67.83
12008249       1/1/07     2       1/1/07     2       5         11.25        2.75     IL       744       0.25      66.67       66.67
11526993       1/1/07     2       1/1/07     2       5            11        2.75     IL       634       0.25      87.35       87.35
11770344       2/1/05     2       2/1/05     2       6        12.375        2.75     IL       647      0.375      70.62       70.62
12171377       1/1/09     5       1/1/09     2       5         11.75        2.75     IL       699       0.25         75          75
11956497       1/1/09     5       1/1/09     2       5          11.5        2.75     CO       719       0.25      74.62       86.19
12093159       1/1/05     2       1/1/05     2       6        12.375        2.75     AZ       687      0.375      64.19       70.95
11993664       2/1/07     2       2/1/07     2       5        11.625        2.75     AZ       686       0.25         75       89.99
12189437       2/1/05     2       2/1/05     2       6        11.875        2.75     AZ       722      0.375         80          95
11985389       1/1/07     2       1/1/07     2       5        11.125        2.75     AZ       743       0.25       60.4        60.4
10837060       1/1/07     2       1/1/07     2       5        11.875        2.75     AZ       799       0.25         80          80
12011771       2/1/07     2       2/1/07     2       5        11.125        2.75     AZ       779       0.25      66.18       66.18
12187860       2/1/09     5       2/1/09     2       5          11.5        2.75     AZ       610       0.25      66.38       66.38
12241428       2/1/07     2       2/1/07     2       5        11.625        2.75     AZ       765       0.25      66.39       66.39
12087037       3/1/07     2       3/1/07     2       5        11.125        2.75     AZ       692       0.25      77.03       77.03
12273702       3/1/05     2       3/1/05     2       6          12.5        2.75     AZ       704      0.375       61.9        61.9
12040101       1/1/07     2       1/1/07     2       5          11.5        2.75     AZ       669       0.25      60.51       60.51
12174611       1/1/05     2       1/1/05     2       6         12.25        2.75     AZ       786      0.375         80          80
11944816       2/1/07     2       2/1/07     2       5        11.375        2.75     AZ       742       0.25      79.85       88.67
11968773       1/1/05     2       1/1/05     2       6            12        2.75     AZ       739      0.375         80          80
12176707       2/1/07     2       2/1/07     2       5        11.625        2.75     AZ       689       0.25         90          90


  ANUM          PROPLIT              OCCLIT             PURPLIT                  DOCLIT            RTERM       ATERM    AGE     MTR
--------      -------------         -------            ----------           ---------------        -----       -----    ---     ---
12099982      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         358      2      36
11068392      SINGLE FAMILY         PRIMARY            RATE TERM            Asset no Income         348         348      2      36
12271961      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      37
12094124      CONDO                 PRIMARY            PURCHASE             FULL                    358         358      2      36
12000162      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12255113      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
12017356      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12127585      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         358      2      60
12213302      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
12180477      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
12154407      SINGLE FAMILY         PRIMARY            RATE TERM            Asset no Income         359         359      1      37
11842028      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    357         357      3      59
12125290      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
11978665      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    357         357      3      35
12008942      CONDO                 PRIMARY            RATE TERM            FULL                    358         358      2      60
12138301      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1      37
12124665      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         358      2      36
12172888      SINGLE FAMILY         PRIMARY            PURCHASE             Asset no Income         359         359      1      37
11822632      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    355         355      5      57
11990827      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
10950574      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    346         346      2      36
11676301      CONDO                 SECOND HOM         PURCHASE             FULL                    359         359      1      61
10976462      SINGLE FAMILY         PRIMARY            PURCHASE             Income no Asset         312         312      1      37
12056701      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12014064      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         350      2      84
12012662      SINGLE FAMILY         SECOND HOM         PURCHASE             FULL                    357         357      3      35
11908290      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
11998697      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         358      2      60
12019931      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2     120
12055737      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
12137550      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
11456977      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
11877412      CONDO                 PRIMARY            RATE TERM            FULL                    359         359      1      61
12008272      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    360         360      0      62
12202818      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    360         360      0      62
10978393      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    323         321      4     118
11978723      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    357         357      3      35
11866324      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      60
12113130      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      36
11942810      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12127551      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
11908407      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12171468      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         358      2      60
12143574      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
12043584      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12084158      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
12158721      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
12012571      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12202693      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    360         360      0      38
12025763      SINGLE FAMILY         PRIMARY            REFI-EQUITY          Asset no Income         358         358      2      60
12130720      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
11985686      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         357      2      60
11913423      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
12130787      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
11330594      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         356      1      61
12130837      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12039483      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      60
12074563      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
8907222       SINGLE FAMILY         PRIMARY            RATE TERM            Income no Asset         334         334      2      36
10223485      SINGLE FAMILY         PRIMARY            PURCHASE             Income no Asset         339         339      1      61
12085361      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    357         357      3      35
12131694      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         357      2      60
12080321      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
11896974      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         347      2      36
11655404      SINGLE FAMILY         SECOND HOM         RATE TERM            FULL                    358         358      2      60
11907193      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
11872835      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    299         299      1      61
11694072      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    354         354      6     116
11694254      CONDO                 PRIMARY            REFI-EQUITY          FULL                    355         355      5      57
12047171      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12183547      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    239         238      1      61
12126595      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
10793503      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    345         345      2      60
10681567      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    343         343      1      37
11575917      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    355         355      5      57
11866357      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    357         357      3      35
10723203      SINGLE FAMILY         SECOND HOM         PURCHASE             FULL                    344         316      3      59
10740470      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    344         344      3      35
11951936      SINGLE FAMILY         SECOND HOM         REFI-EQUITY          FULL                    358         358      2      60
11998739      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         357      2      60
12047106      SINGLE FAMILY         SECOND HOM         RATE TERM            FULL                    358         358      2      60
12197430      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12058376      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12057337      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
10032415      SINGLE FAMILY         SECOND HOM         PURCHASE             Income no Asset         343         339      2      36
11866308      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      36
11866316      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12210001      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
10589398      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    343         343      2      36
12108908      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
12108924      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
12249702      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      37
12021283      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
12121281      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      85
12223855      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      37
12017950      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
10713089      SINGLE FAMILY         PRIMARY            PURCHASE             Income no Asset         346         346      1      37
10972149      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    347         347      1      37
12156873      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
11966991      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12161873      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         349      1      61
11966900      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    357         357      3     119
12093621      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
12176632      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         358      2      60
11949633      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
10218238      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    345         345      2      36
11951365      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1     121
12121265      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1      37
12168308      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12122933      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1      37
12061867      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12129003      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      84
12065348      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12065330      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      60
11031721      SINGLE FAMILY         PRIMARY            PURCHASE             Income no Asset         358         358      2      60
12157681      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      85
12082657      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
12147567      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12156832      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1      61
12082533      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
12058160      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      36
11877750      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      36
12061909      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
11312873      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
12014965      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12015715      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12015475      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      60
11908779      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
11913498      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2     120
12173068      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    360         360      0      62
12059374      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
12093092      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         349      2      84
12065553      SINGLE FAMILY         PRIMARY            RATE TERM            Income no Asset         359         359      1      61
12131702      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      36
12172979      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12053674      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         357      2      36
11979630      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
12137352      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12047122      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12090569      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12056792      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    287         287      1      61
12137311      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
12056784      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    360         360      0      62
12081121      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    357         357      3      35
12173001      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12186854      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1      37
12186821      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
12056743      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         349      2      60
12179842      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1      61
12075859      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      36
11972585      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12136131      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         358      2      36
12169777      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      36
11942018      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12022919      CONDO                 PRIMARY            PURCHASE             FULL                    358         358      2      36
12202883      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12057006      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
12166963      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      60
11932159      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
11943701      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      37
11879335      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         358      2      60
12135539      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61
12107066      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
12008249      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      60
11526993      CONDO                 PRIMARY            PURCHASE             FULL                    358         358      2      60
11770344      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      37
12171377      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      84
11956497      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      84
12093159      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    358         358      2      36
11993664      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
12189437      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      37
11985389      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      60
10837060      CONDO                 PRIMARY            PURCHASE             Income no Asset         358         358      2      60
12011771      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1      61
12187860      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1      85
12241428      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    359         359      1      61
12087037      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    360         360      0      62
12273702      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    360         360      0      38
12040101      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         357      2      60
12174611      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    358         358      2      36
11944816      SINGLE FAMILY         PRIMARY            REFI-EQUITY          FULL                    359         359      1      61
11968773      SINGLE FAMILY         PRIMARY            PURCHASE             FULL                    358         358      2      36
12176707      SINGLE FAMILY         PRIMARY            RATE TERM            FULL                    359         359      1      61


  ANUM              LNAME                      AMBUCX                    INDEX               TFEE              NWAC
--------            -------------          --------------               ---------           ------            -------
12099982            Oprendek               3/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
11068392            Martin                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12271961            Kaminski               3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12094124            Knight                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12000162            Turner                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12255113            Treiber                5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12017356            Bidstrup               5/1 CMT ARMS                 1 YR CMT            0.0075            6.4925
12127585            Shawaf                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12213302            Geissberger            5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12180477            Westwell               3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
12154407            Pinder                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
11842028            Feist                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12125290            Lin                    3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
11978665            Boyer                  3/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12008942            Oliver                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
12138301            DeFrisco               3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12124665            El-Khatib              3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
12172888            WILLIAMS               3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
11822632            Whitney                5/1 CMT ARMS                 1 YR CMT            0.0075            6.6175
11990827            Halvorsen              5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
10950574            Kirby                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
11676301            Galanos                5/1 CMT ARMS                 1 YR CMT            0.0075            6.6175
10976462            Schornberg             3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12056701            Knudsen                5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12014064            Swartz                 7/1 CMT ARMS                 1 YR CMT            0.0075            6.7425
12012662            Jiganti                3/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
11908290            Haubner                3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
11998697            Coffman                5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12019931            Salzman                10/1 CMT ARMS                1 YR CMT            0.0075            6.7425
12055737            Charles                3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
12137550            Cohen                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
11456977            Martire                5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
11877412            Arthur                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.7425
12008272            Green                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12202818            Prendergast            5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
10978393            Regopoulos             10/1 CMT ARMS                1 YR CMT            0.0075            6.7925
11978723            Rudman                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
11866324            Singh                  5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12113130            Affourtit              3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
11942810            Vanderhoff             5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12127551            Stenn                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
11908407            Matthiesen             5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12171468            Gowler                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
12143574            Fitzgibbons            3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12043584            Bagnoli                5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12084158            Collins                3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12158721            Hebel                  5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12012571            Chlebos                5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12202693            Williamson             3/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12025763            Pyron                  5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12130720            Taylor                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
11985686            Hubler                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
11913423            Bobbs                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12130787            Wishner                5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
11330594            Bellej                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.6175
12130837            Friedlander            5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12039483            Host                   5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12074563            Armstrong              5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
8907222             Winsberg               3/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
10223485            Settoon                5/1 CMT ARMS                 1 YR CMT            0.0075            6.6175
12085361            Anthony                3/1 CMT ARMS                 1 YR CMT            0.0075            5.3675
12131694            Cedorchuk              5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
12080321            Lach                   5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
11896974            Taulbee                3/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
11655404            Bushnell               5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
11907193            Taurence               3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
11872835            Cieszkowski            5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
11694072            Darczy                 10/1 CMT ARMS                1 YR CMT            0.0075            7.4925
11694254            Pozios                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.7425
12047171            Merritt                5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12183547            Harthen                5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12126595            Schlegel               3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
10793503            Stokes                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
10681567            Koch                   3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
11575917            Caporaletti            5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
11866357            Cooney                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
10723203            Engster                5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
10740470            Norgate                3/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
11951936            Hart                   5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
11998739            Mandel                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12047106            Wyett, Trustee         5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
12197430            Thomas                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12058376            Kreidler               5/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12057337            Hayes                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
10032415            Calvin                 3/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
11866308            Hayes                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
11866316            Upjohn                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12210001            Meyer                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
10589398            Isaksen                3/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12108908            Bailey                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.4925
12108924            Cozzolino              5/1 CMT ARMS                 1 YR CMT            0.0075            6.4925
12249702            McNeil                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12021283            Crenshaw               5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12121281            Nielsen                7/1 CMT ARMS                 1 YR CMT            0.0075            6.4925
12223855            Blanc                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12017950            Burningham             5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
10713089            Winkel                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
10972149            Wasik                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12156873            Goldich                5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
11966991            Johnson                5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12161873            Gerritsen              5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
11966900            Dargusch               10/1 CMT ARMS                1 YR CMT            0.0075            6.3675
12093621            Nairn                  5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12176632            Castellano             5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
11949633            Derus                  5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
10218238            Imrie                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
11951365            Bartels                10/1 CMT ARMS                1 YR CMT            0.0075            6.6175
12121265            Donovan                3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12168308            Bloom                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12122933            Bloom                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
12061867            Hills                  5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12129003            Bizer                  7/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
12065348            Sheley                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12065330            Baron                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
11031721            Ballard                5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12157681            Wojtanowski            7/1 CMT ARMS                 1 YR CMT            0.0075            6.7425
12082657            George                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12147567            Ciletti                5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12156832            Gibson                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12082533            Jones                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12058160            Adkins                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
11877750            Dessner                3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12061909            Lee                    5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
11312873            Spangler               3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12014965            Fenberg                5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12015715            Kluczynski             5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
12015475            Fusco                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
11908779            Carpentar              5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
11913498            Skipworth              10/1 CMT ARMS                1 YR CMT            0.0075            6.3675
12173068            Hauptman               5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12059374            Narula                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12093092            Buck                   7/1 CMT ARMS                 1 YR CMT            0.0075            6.4925
12065553            Oxholm-Uribe           5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12131702            Najjar                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12172979            Bland                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12053674            Margolis               3/1 CMT ARMS                 1 YR CMT            0.0075            5.3675
11979630            Puricelli              3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12137352            Gerber                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12047122            Merritt                5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12090569            Schuster               5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12056792            Hayes-Trustee          5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12137311            Zaguroli               3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12056784            Kojaian                5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12081121            Fedele                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12173001            Sharfman               5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12186854            Sweet                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12186821            Patterson              3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12056743            Hubbell II             5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
12179842            Engels                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.6175
12075859            Green                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
11972585            Herron                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12136131            Kararli                3/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12169777            Cullen                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
11942018            Gruemmer               5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12022919            Librach                3/1 CMT ARMS                 1 YR CMT            0.0075            6.4925
12202883            Parker                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12057006            McGuire                5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12166963            Shafter                5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
11932159            Nowicki                5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
11943701            Lisanti                3/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
11879335            Black                  5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12135539            Swonk                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
12107066            Mason                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
12008249            Lopez                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
11526993            Welch                  5/1 CMT ARMS                 1 YR CMT            0.0075            5.7425
11770344            Blonski                3/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
12171377            de Souza               7/1 CMT ARMS                 1 YR CMT            0.0075            6.4925
11956497            High                   7/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12093159            Bruno                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.9925
11993664            Nemetz                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
12189437            Smith                  3/1 CMT ARMS                 1 YR CMT            0.0075            5.4925
11985389            Almeleh                5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
10837060            Chan                   5/1 CMT ARMS                 1 YR CMT            0.0075            6.6175
12011771            Gidney                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12187860            Stanton                7/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12241428            Helt                   5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675
12087037            Wright                 5/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
12273702            Joseph                 3/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
12040101            Nelson                 5/1 CMT ARMS                 1 YR CMT            0.0075            6.2425
12174611            Hughes                 3/1 CMT ARMS                 1 YR CMT            0.0075            5.8675
11944816            Pajor                  5/1 CMT ARMS                 1 YR CMT            0.0075            6.1175
11968773            Bronstein              3/1 CMT ARMS                 1 YR CMT            0.0075            5.6175
12176707            Heimann                5/1 CMT ARMS                 1 YR CMT            0.0075            6.3675






                                 Exhibit G
                                 ---------

                Request for Release of Documents and Receipt

RE:      Mortgage Loan #___________________________________
BORROWER:         __________________________________________________
PROPERTY:         __________________________________________________


Pursuant to a Seller's Purchase, Warranties and Servicing Agreement (the "Agreement") between the Seller, the Servicer and the Purchaser, the undersigned hereby certifies that he or she is an officer of the Servicer requesting release of the documents for the reason specified below. The undersigned further certifies that:

(Check one of the items below)

_____ On _________________, the above captioned mortgage loan was paid in full or the Servicer has been notified that payment in full has been or will be escrowed.

_____ The above captioned loan is being repurchased pursuant to the terms of the Agreement. The Servicer hereby certifies that the repurchase price has been credited to the Custodial Account as required under the Agreement.

_____ The above captioned loan is being placed in foreclosure and the original documents are required to proceed with the foreclosure action. The Servicer hereby certifies that the documents will be returned to the Purchaser in the event of reinstatement.

_____             Other (explain)

                  ____________________________________________________________
                  ____________________________________________________________

All capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement.

Based on this certification and the indemnities provided for in the Agreement, please release to the Servicer all original mortgage documents in your possession relating to this loan.

Dated:_________________             By:________________________________
                                                Signature


                                       ________________________________
                                       Title

Send documents to:         _____________________________________________
                           _____________________________________________
                           _____________________________________________

Acknowledgment:

Purchaser hereby acknowledges that all original documents previously released on the above captioned mortgage loan have been returned and received by the Purchaser.

Dated:_________________             By:________________________________
                                                Signature


                                       ________________________________
                                       Title





                                 Exhibit H
                                 ---------

                         Form of Bring Down Letter

                           [Seller's Letterhead]


                                                               _____, 200_

Goldman Sachs Mortgage Company
85 Broad Street
New York, NY 10004
Attention: Kevin G. Chavers
Tel: (212) 902-6628
Fax: (212) 346-3568

                   Re: Seller's Purchase, Warranties and Servicing Agreement, dated as of February 1, 2002
                         -------------------------------------------

Ladies and Gentlemen:

         Reference is made to Section 10.01(b)(iii) of the referenced Seller's Purchase, Warranties and Servicing Agreement, dated as of February 1, 2002 (the "Agreement"), among Goldman Sachs Mortgage Company, as Purchaser, Bank One, N.A., as Seller and as Servicer. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement.

         Pursuant to such Section 10.01(b)(iii), we hereby notify you that the representations and warranties set forth in Sections 3.02 and 3.03 of the Agreement with respect to the Mortgage Loans identified on Exhibit A hereto are being remade by us as of ____, 200_ (the "Bring-Down Date").

         This letter will be the only document evidencing our obligation to make the representations and warranties set forth in Sections 3.02 and 3.03 with respect to the Mortgage Loans as of the Bring-Down Date. Reference is made to Section 3.04 of the Agreement for the procedures to be followed by the parties to the Agreement in the event of any breach of a representation and warranty and the remedies therefore.

                                                       Very truly yours,

                                                       BANK ONE, N.A.



                                                       By:  ____________________
                                                            Name:
                                                            Title:







                                 Exhibit I
                                 ---------

                    Form of Opinion of Counsel to Seller

                                See Attached



                                 Exhibit J
                                 ---------

                        Form of Custodial Agreement

                                See Attached